                                             ANNUAL REPORT  |  October 31, 2000


                                                                     The Strong



                                                               Growth and Income
 -------------------------------------------------------------------------------

                                                                          Funds

                                 [PHOTO HERE]


        Strong American Utilities Fund
                  Strong Balanced Fund
             Strong Equity Income Fund
          Strong Large Cap Growth Fund
         Strong Limited Resources Fund
             Strong Blue Chip 100 Fund
         Strong Growth and Income Fund

                                                              [LOGO HERE] STRONG

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]

153 Rate Increases Later...
When Will the Pendulum Swing?

During the last 18 months, the central bankers of the world's most powerful countries have had one overriding objective on their minds: to slow the economic growth of their countries. To accomplish this objective, they have raised interest rates around the globe a staggering total of 153 times.

Included in those 153 rate increases were 6 by the Federal Reserve Bank of the United States. The Fed governors' objective was the same as their counterparts' worldwide--to slow economic growth. And make no mistake...THEY WILL NOT FAIL! Economic management is a nebulous process of leads and lags. It often takes months or even years to get an accurate fix on the economy and gauge the reaction to each action. It is an inexact cross between art and science.

In the last year and a half, the U.S. economy has contended with:

  . Higher interest rates

  . Oil selling upwards of $30 a barrel

  . A strong U.S. dollar that rendered American goods and services more expensive and less attractive to foreigners

  . The erosion of wealth caused by a nearly 40% correction in the Nasdaq

The end result of it all is less money circulating through our economy and a slowing of economic growth.

We have already begun to see signs of a weakening economy. Sales falling short of expectations, layoffs, disappointing corporate profits, and business failures all point to a slowdown. How much more weakening lies ahead is impossible to know. The combination of higher interest rates, expensive oil, the strong U.S. dollar, and further market corrections could deliver one heck of a wallop!

The lesson to be learned from all of this is that the world's financial markets and economies are inherently cyclical. There will always be good times and bad times, booms and busts. A solid investment program must be built to withstand the stress of expanding and contracting economic cycles.

At Strong, our research indicates that sometime soon, the central bankers of the world will begin to actively stimulate their respective economies by easing up on interest rates. The internal fabric of the U.S. economy remains the best it has been in several decades. We believe that the economy and the financial markets will once again begin to grow and prosper in late 2001 and 2002.

The financial markets have recently had a significant correction reminiscent of 1973-74. The stock market is usually an early indicator of economic strength or weakness and will begin to move long before earnings, job reports, and business activity catch up.

The important thing for investors to remember is not to react to whatever the most recent stimulus has been, but to have a well-thought-out plan to reach their objectives--and to stay the course with that plan. At Strong, we continue to believe, as we did back in 1975, that a balanced approach to investing can serve you and your family well. Our recommendation continues to be that investors should construct a balanced portfolio of money funds, bond mutual funds, and stock mutual funds.

                                        /s/ Dick

                      ANNUAL REPORT  |  October 31, 2000


                                                                   The Strong

                                                            Growth and Income
--------------------------------------------------------------------------------

                                                                        Funds

                               Table of Contents


Investment Reviews
        Strong American Utilities Fund ...............................   2

        Strong Balanced Fund .........................................   4

        Strong Equity Income Fund ....................................   6

        Strong Large Cap Growth Fund .................................   8

        Strong Limited Resources Fund ................................  10

        Strong Blue Chip 100 Fund ....................................  12

        Strong Growth and Income Fund ................................  14


Financial Information

        Schedules of Investments in Securities

          Strong American Utilities Fund .............................  16

          Strong Balanced Fund .......................................  16

          Strong Equity Income Fund ..................................  20

          Strong Large Cap Growth Fund ...............................  22

          Strong Limited Resources Fund ..............................  24

          Strong Blue Chip 100 Fund ..................................  25

          Strong Growth and Income Fund ..............................  26

        Statements of Assets and Liabilities .........................  29

        Statements of Operations .....................................  32

        Statements of Changes in Net Assets ..........................  35

        Notes to Financial Statements ................................  38


Financial Highlights .................................................  45

Report of Independent Accountants ....................................  50

STRONG AMERICAN UTILITIES FUND

Your Fund's Approach

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the stocks of U.S. public utility companies. These include companies that provide products and services related to electric power, communications, gas, and water. The stocks of public utility companies generally pay consistent and above-average dividends. The Fund also invests in energy stocks. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 7-1-93 to 10-31-00

            The Strong American                             Lipper Utility
               Utilities Fund          S&P 500 Index*        Funds Index*

Jun 93            $10,000                 $10,000                $10,000
Dec 93            $10,450                 $10,496                $10,167
Dec 94            $10,178                 $10,635                $ 9,223
Dec 95            $13,939                 $14,631                $11,724
Dec 96            $15,106                 $17,991                $12,818
Dec 97            $19,270                 $23,993                $16,113
Dec 98            $23,190                 $30,849                $19,077
Dec 99            $23,326                 $37,341                $21,850
Oct 00            $27,862                 $36,667                $23,787

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: During the fiscal year, the Fund was able to significantly outperform the S&P 500 Index.* As the volatility of the broader market increased during the period, investors increasingly demanded the type of defensive equity securities in which the Fund typically invests. The Fund's returns were further boosted by high oil and natural gas prices, which generally benefit the energy-related companies within the portfolio.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The point of maximum pessimism with respect to electric utilities occurred in February, when the Federal Reserve raised interest rates and the market correctly anticipated another increase in March. However, investors increasingly favored the defensive qualities of the companies in the Fund's portfolio as a host of significant difficulties confronted the broader market. The effects of higher interest rates, a strong dollar, and record-high energy prices worked their way through the economy, slowing earnings growth for a number of large multinational consumer and technology companies.

     In contrast, the majority of the Fund's utility- and energy-related investments are free cash generators, which means these companies can buy back stock, pay down debt, and in some cases, raise dividends. Earnings of the

     Fund's energy-related companies, including certain gas utilities, have benefited from high oil and natural gas prices. Historically, when investors have faced uncertainty in the broad market, as they do now, utilities have benefited from increased investor attention.

 Q:  What investment strategies and techniques impacted your fund's performance?

 A: We increased the Fund's weighting in electric utilities to about 34% of assets, up from 32%. Four of the Fund's top five stock holdings are electric utilities. Gas utilities, which began the year at 15% of the portfolio, represented more than 19% of assets at the end of October. Notably, the Fund's unregulated electric generators and electric and gas marketers have experienced meaningful stock price appreciation.

     At the same time, we halved the Fund's position in telecommunications companies. Investor concerns about competition in this sector and about the significant investment that companies must make to participate in cellular and enhanced services have weighed on telecommunication stock prices.

     We maintained our high level of commitment to energy- related companies, reflecting our expectation that continued firm oil and gas prices will allow energy companies to enjoy higher sustained levels of cash flow and earnings than they have experienced over the past 15 years.

Q:   What is your future outlook?

A: We believe that to date, the market has not fully recognized the potential for electric and gas utilities to employ their effective strategies and competencies to prosper in the deregulated market ahead. In our opinion, the great majority of the utility stocks in the portfolio continue to be significantly underpriced, particularly in comparison with market averages. We believe these companies may be able to produce earnings growth at a rate of 7% to 10% on average for the next few years. Thereafter, we believe these companies will be able to generate even higher levels of earnings growth as they benefit from effective execution of their business strategies. Because we think these stocks are currently so cheap, we believe they have the potential for substantial stock-price increases as more investors recognize their strength as long-term investment vehicles. Overall, we consider the portfolio to be attractively priced and positioned for rewarding investment performance going forward.

     Thank you for your continued confidence in the Strong American Utilities Fund.

     William H. Reaves
     Portfolio Manager

     --------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00
                                --------------

                        1-year               15.36%

                        3-year               17.48%

                        5-year               16.63%

               Since Inception               15.00%
                      (7-1-93)

     Equity funds are volatile investments and should only be considered for long-term goals.

                               YIELD SUMMARY/1/

                                As of 10-31-00
                                --------------

                     30-day annualized yield        2.22%

    ---------------------------------------------------------------------------
    From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-00.

    The American Utilities Fund is a non-diversified sector fund. As such, it may concentrate its assets in fewer individual holdings than a diversified fund may, and it may concentrate its investments in the utilities sector. Therefore, the Fund is more exposed to individual stock volatility and negative market pressures in the utilities sector.

  * The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Balanced Fund

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of assets will be invested in stocks, 35% in bonds, and 5% in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-30-81 to 10-31-00

                                    [GRAPH]

                 The Strong                              Lipper Flexible
                Balanced Fund      S&P 500 Index*    Portfolio Funds Average*
12-81             $ 10,000           $ 10,000                $ 10,000
12-84             $ 21,234           $ 15,830                $ 16,000
12-87             $ 29,734           $ 26,044                $ 24,439
12-90             $ 37,107           $ 38,751                $ 31,310
12-93             $ 52,469           $ 59,892                $ 47,544
12-96             $ 69,617           $102,656                $ 66,519
12-99             $113,836           $213,073                $101,433
10-00             $112,927           $209,225                $103,944

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: The markets were very volatile during the year. The first five months of the fiscal year were marked by a steep rise in technology. This technology bubble burst as the year progressed, leading investors to turn to other sectors that are well represented in the portfolio, such as financials, health care, and consumer staples. The Fund was not immune to market volatility, although its balanced approach between stocks and bonds helped mute its impact on the portfolio.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Although the Fed's interest rate hikes ended in late spring, their impact filtered through the economy for months after, slowing the rate of growth in corporate profitability and thus taking a toll on stock prices. A second factor cutting into corporate earnings was increasing oil prices. Overall, the slowing of corporate profit growth was the single largest factor in the stock markets this year, although the market's broadening into once-overlooked sectors, such as financials and consumer staples, helped to boost the Fund's performance.

     The Fed's activity, of course, also had an impact on the bond markets, tending to drive short-term interest rates upward. At the long end of the market, continued federal budget surpluses spurred government buybacks of long-term Treasuries.

     Over the period, short-term rates rose, while long-term rates fell by roughly half a percentage point. Rising prices for long Treasuries benefited the performance of the Fund's bond investments.

Q:   What investment strategies and techniques impacted your fund's performance?

A: On the stock side, we broadened the Fund's exposure to companies that had the benefit of relatively low stock prices, sustainable earnings growth, and rising returns. We moved the Fund's technology exposure away from semiconductors, where growth was peaking, and toward the still-thriving data networking and storage areas.

     In the fixed income (bond) portion of the portfolio, we positioned the portfolio with a barbell strategy early in 2000. This involved selling intermediate-term Treasuries and replacing them with longer-term Treasuries and cash instruments. This allowed the Fund's exposure to the risks associated with interest rate hikes to remain about the same, while also allowing it to invest in long-maturity Treasury bonds, which were appreciating in price thanks to the demand sparked by the Federal government's Treasury buybacks. In addition, cash provided relatively high yields, while also reducing the overall risk of the portfolio. We took profits on some of our holdings in the third quarter.

Q:   What is your future outlook?

A: Our outlook remains cautiously optimistic. We believe many of the stock market's excesses, particularly in technology, have been wrung out of the market. In adjusting to a slower-growth economy, we believe investors have put more money in sectors that just a few months earlier were considered hopelessly out of fashion. We believe this broadening out of the market is an important step in sustaining its long-term health.

     As the rate of economic growth has slowed, we think the Fed's willingness to suspend its inflation-fighting rate hikes provides a positive sign for both the stock and bond markets. In time, the Fed may adopt a neutral stance toward interest rates, but we believe that any rate cuts are at least months away. Although the Fed has taken a break from raising rates, it has been clear in stating that it views inflation, not recession, as the greater threat to U.S. economic health.

     We thank you for investing in the Strong Balanced Fund.

     Rimas Milaitis
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager

     ---------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00
                                --------------

                              1-year              5.66%

                              3-year             12.71%

                              5-year             13.34%

                             10-year             12.02%

                     Since Inception             13.74%
                          (12-30-81)

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     Equity funds are volatile investments and should only be considered for long-term goals.

     ---------------------------------------------------------------------------

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Equity Income Fund


Effective November 30, 2000, the Fund's name is changing from the Strong Equity Income Fund to the Strong Advisor U.S. Value Fund.



Your Fund's Approach

The Strong Equity Income Fund seeks total return by investing for both income and capital growth. The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies. To choose investments, the manager evaluates domestic and international economic conditions and events. The manager then identifies stocks in those sectors that appear likely to benefit from those conditions and avoids those that appear likely to suffer. The manager's philosophy is to remain fully invested in stocks, despite market fluctuations.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 10-31-00

                                    [GRAPH]

                        The Strong                                         Lipper Large-Cap
                    Equity Income Fund           S&P 500 Index*           Value Funds Index*
Dec 95                  $10,000                     $10,000                    $10,000
Dec 96                  $12,810                     $12,533                    $12,303
Dec 97                  $16,822                     $16,714                    $15,806
Dec 98                  $20,632                     $21,491                    $18,689
Dec 99                  $23,736                     $26,013                    $20,704
Oct 00                  $23,840                     $25,543                    $21,200


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


Q:   How did your fund perform?

A: The Fund's diversified portfolio and its focus on leading companies with superior relative earnings growth served it well during the year. Our disciplined approach identified numerous opportunities outside of the technology sector that allowed the Fund to withstand this volatile year. Although the Fund was not immune to this year's volatility, our investment approach allowed us to avoid the negative aftereffects of technology's sharp decline.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: It was certainly an interesting and complex year. Investor psychology swung wildly from extreme bullishness to extreme pessimism. Financial markets dislike uncertainty--and the past 12 months were anything but certain.

     The markets were very volatile during the period, the first five months of which were marked by an incredible rise in technology stocks. As the year progressed, however, this technology bubble burst under the weight of a Federal Reserve intent on slowing economic growth. With the decline of the technology sector, we saw a number of other sectors, such as utilities, health care, and financials, return to favor with investors.

     One of the major influences on the stock market's performance was the Federal Reserve's effort to slow economic growth and relieve inflationary pressure. The rate of corporate profit growth slowed notably in response to the Fed. Rising oil prices also dampened consumer spending and corporate profit margins. The slowing of corporate profit growth was, in our opinion, the single largest factor driving the markets this year. It forced investors to reevaluate their assumptions and the valuations of technology stocks in particular.

Q:   What investment strategies and techniques impacted your fund's performance?

A: During the year, the Fund maintained broad exposure to various industries that had the benefit of low relative valuations, solid earnings growth, and rising returns. The extremely high valuations within the technology sector caused us to focus our attention on the many opportunities in other sectors.

     One such investment was in the Quaker Oats Company. It attracted our attention through its relatively low valuation, rising returns, and ability to sustain consistent earnings growth. The company's crown jewel is its Gatorade sports drink business, and it was our belief that the market was not fully valuing its position in the marketplace and growth potential. This investment rewarded our shareholders handsomely during the year.

     Another area of note is the financial sector, where we built up our exposure, given expectations of a slowing economy and an end to the Fed's interest rate hikes. This area had the benefit of both earnings growth and low relative valuations.

Q:   What is your future outlook?

A: We remain cautiously optimistic. This period of adjustment to slower corporate profit growth has wrung many excesses out of the market, particularly among the most speculative technology companies. This period has also forced investors to broaden their horizons toward other areas of the market. Such broadening is, to our mind, a cornerstone of a healthy market.

     We believe the Federal Reserve, which has maintained a bias toward controlling inflation, appears to be due to change that stance soon to a neutral posture. Such a shift would likely have very positive implications for the market.

     We see many building blocks that support an uptrend in stock prices: economic activity slowing to sustainable levels, inflation remaining tame, the Fed willing to stay on the sidelines, corporate profitability growing, and investor interest broadening in sectors outside of technology.

     We thank you sincerely for the privilege of helping you achieve your long-term financial goals.

     Rimas Milaitis
     Portfolio Manager

     ---------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00
                                --------------

                             1-year             7.72%

                             3-year            13.87%

                    Since Inception            19.69%
                         (12-29-95)

     Equity funds are volatile investments and should only be considered for long-term goals.

     ---------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund


Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests at least 65% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage, and have effective management. To a limited extent, the Fund writes put and call options and may invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-30-81 to 10-31-00

                                    [GRAPH]

               The Strong Large  S&P 500          Lipper Large-Cap
                Cap Growth Fund  Index*           Growth Funds Index*
12-81          $ 10,000          $ 10,000          $ 10,000
12-84          $ 20,685          $ 15,425          $ 15,135
12-87          $ 33,002          $ 25,377          $ 24,258
12-90          $ 36,367          $ 37,758          $ 34,925
12-93          $ 59,852          $ 58,357          $ 56,735
12-96          $ 85,512          $ 10,074          $ 91,524
12-99          $223,975          $207,610          $214,856
10-00          $216,319          $203,861          $200,564

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: The Fund's strong results were achieved in a difficult environment for growth stocks. It became increasingly difficult for investments favoring the growth style to outperform the S&P 500 Index* as the year progressed, due largely to the impact of the Federal Reserve's efforts to slow economic growth by raising interest rates. We believe our investment approach led to the impressive returns for the fiscal year.

     During the year, the Fund's name was changed to the Strong Large Cap Growth Fund.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The overarching economic issue during the past year was the Fed's effort to slow economic growth. The Fed has raised the federal funds rate four times, taking it from 5.25% to 6.5%. This has had a chilling effect on economic growth, and particularly on stock market valuations. The highest-quality companies with the highest growth have seen their price/earnings ratios shrink the most. This presented a difficult environment for growth stock investing. The stock market degenerated into a trading environment where the lowest-quality growth companies and value-oriented companies often did better because their valuations didn't have much more room to fall. The volatility of stock movements became exaggerated, and rumors also began to have greater impact on stock price movement. Despite the volatility and the weakness of the market, corporate S&P 500 earnings held up well, driven largely by productivity improvement and by improved demand.

Q:   What investment strategies and techniques impacted your fund's performance?

A: We continued our strategy of identifying and investing in high-quality, high-growth stocks, but tactically we did adjust our focus to take into account higher interest rates and slower economic growth. Over the past year, we reduced our exposure to retail, technology, and financial stocks. We also increased our exposure to health care, biotechnology, and independent power producers.

     During the year, valuations of many technology issues were pushed down. Reducing our exposure to this area--even though it included many high-growth companies--helped to protect the Fund's performance. When the Fed changes its posture on interest rates, we believe this group will provide us with an excellent shopping list for new investments.

     Probably the single greatest protection of the Fund's performance came from its underexposure to consumer and retail stocks. These areas were significantly hit over the past year, based on expectations that consumers will spend less in a slower economic environment.

Q:   What is your future outlook?

A: We are optimistic with regard to the stock market for the next year. That said, we have certainly seen the economy slow, not just in the United States, but globally as well. Another complicating issue is that the dollar has risen against other currencies.

     We believe we may have seen the end of the Fed's interest rate increases, however, and looking forward, we have a brighter outlook overall. At the very least, we believe the glass has stopped emptying, and the basic forces that created the bull market over the past ten years are still in place.

     We believe the recent interruption triggered by higher interest rates is curative of the excesses in the economy. This should, therefore, allow for the resumption of the bull market, particularly for growth stocks.

     Thank you for your investment in the Strong Large Cap Growth Fund. We appreciate the confidence you've shown in us.

     Ronald C. Ognar
     Portfolio Co-Manager

     Ian J. Rogers
     Portfolio Co-Manager


     --------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00
                                --------------

                            1-year             28.12%

                            3-year             28.06%

                            5-year             25.06%

                           10-year             19.81%

                   Since Inception             17.73%
                         (12-30-81)

     Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Limited Resources Fund

Your Fund's Approach

The Strong Limited Resources Fund seeks total return by investing for capital growth and income. The Fund invests primarily in the stocks of companies involved in the exploration, development, production, or distribution of energy and other natural resources. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. To a limited extent, the Fund may invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 9-30-97 to 10-31-00

                                    [GRAPH]

                             The Strong                                       Lipper Natural Resources
                        Limited Resources Fund         S&P 500 Index*               Funds Index*
Sep 97                     $10,000                       $10,000                  $10,000
Dec 97                     $ 9,306                       $10,287                  $ 9,265
Jun 98                     $ 8,626                       $12,109                  $ 8,989
Dec 98                     $ 7,275                       $13,227                  $ 7,123
Jun 99                     $ 8,988                       $14,865                  $ 9,234
Dec 99                     $ 8,697                       $16,010                  $ 9,511
Jun 00                     $10,381                       $15,942                  $11,041
Oct 00                     $11,002                       $15,721                  $11,213

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your fund perform?

A: The Fund's outperformance was based upon the improving fundamentals for energy. Energy stocks had a strong year, except for a dip when oil price increases moderated and investor sentiment shifted strongly to technology. The energy holdings within the Fund also helped to bolster the Fund's returns during the year. Within the stock market, various groups took turns becoming investor favorites. Technology was extraordinarily strong until March, then declined rapidly, while pharmaceuticals, other consumer nondurables, and financial stocks excelled. In the final analysis, the overall market was virtually unchanged.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Energy stocks performed very well, reflecting higher worldwide demand for oil and increasingly tight supply, despite continuous production increases by OPEC. Strong natural gas prices were similarly a result of higher demand, but also were supported by restricted supplies of this energy source. As a result of the excellent relative and absolute earnings experienced by energy companies, investor dollars began to flow into this sector, further driving up the prices of many of these stocks. Other sectors of the market were hurt by higher interest rates, disappointing earnings, and the return to rationality in technology.

Q:   What investment strategies and techniques impacted your fund's performance?

A: Early in the Fund's fiscal year, it became apparent that the non-energy resource stocks would be hurt by higher interest rates and higher fuel costs. We, therefore, used new cash flows into the Fund to expand our weighting in energy to more than 80% of fund assets, compared with less than 75% at the beginning of the year. Within this broad sector, we raised our weighting in oil service stocks to 20% from 14%, buying drilling stocks such as Rowan Cos. and Transocean Sedco, and equipment suppliers, including Grant Prideco and National Oilwell. We added two electric utilities, CMS Energy and Duke Energy, which are prime examples of the growing convergence between natural gas and electricity. In the large oils, we added to our ExxonMobil position, as it appeared to us that this firm, the largest company in the industry, was trading far below its historical relationship to the market.

Q:   What is your future outlook?

A: We continue to believe that the overall market will remain volatile, reflecting high short-term interest rates, a slowing economy, and reduced earnings expectations. We think that different sectors will take turns as market leaders, until the market has fully discounted an economic slowdown. When that occurs, we will likely find it advantageous to add to the Fund's holdings in more cyclical resources, such as forest products, copper, and chemicals.

     Nevertheless, energy will remain the dominant force in our portfolio. We believe that although today's high oil and natural gas prices are likely to moderate somewhat, they will remain higher than historical levels. We believe these higher prices will be necessary to attract the capital needed to expand the world's energy plant--and until new oil and gas fields are discovered and producing fuel, the world's economic growth will be hampered by the tight supply/demand situation in energy.

Q: Do you believe that the recent strong performance in energy stocks is long lasting?

A: As a portfolio manager who has been in the energy investment arena for more than 30 years, I have previously experienced periods when energy stocks briefly held center stage in the stock market. That said, I am now convinced that we are currently in a very serious energy environment--one that is comparable to the period in the 1970s, when energy stocks represented the largest, and best-performing, component of the market. Oil and natural gas are in very tight supply in the world. This situation has resulted from 20 years of underinvestment in newly producing fields, pipelines, tankers, electric generating facilities, and so forth. It will require many years of new investment to correct the negligence of the past two decades.

     As capital flows to this area, I believe that energy companies will create real value relative to the rest of the stock market. It should be an exciting and rewarding future for investors in energy stocks. I thank you for your confidence and your investment in the Fund.

     Mark A. Baskir
     Portfolio Manager

     -------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00
                                --------------

                                  1-year         27.38%

                                  3-year          4.98%

                         Since Inception          3.14%
                               (9-30-97)

     Equity funds are volatile investments and should only be considered for long-term goals.

     --------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper Natural Resources Funds Index is Lipper Inc.

Strong Blue Chip 100 Fund

Your Fund's Approach

The Strong Blue Chip 100 Fund seeks total return by investing for capital growth and income. The Fund invests in the common stocks of the 100 largest market capitalization companies primarily traded in the U.S. as determined by the Fund's manager. These blue chip stocks tend to pay higher dividends than medium- and small-capitalization stocks. Half of the Fund's assets are invested in these stocks in proportion to size. The other half of the Fund's assets are selectively invested in 20 to 30 of those same 100 companies. The portfolio manager focuses on those companies that she believes offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-97 to 10-31-00

              The Strong Blue                                Lipper Large-Cap
              Chip 100 Fund              S&P 500 Index*      Growth Funds Index*
Jun 97          $10,000                   $10,000                $10,000
Dec 97          $10,872                   $11,058                $10,933
Jun 98          $13,233                   $13,016                $13,171
Dec 98          $15,647                   $14,218                $14,920
Jun 99          $17,634                   $15,978                $16,708
Dec 99          $21,730                   $17,210                $20,115
Jun 00          $22,800                   $17,137                $20,162
Oct 00          $21,175                   $16,899                $18,777

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: The Fund surpassed the S&P 500 Index* by a healthy margin for the fiscal year as a whole. The significant gains generated during the first half of the year were able to offset the resulting declines during the turbulent market periods in the second half. Because the gains during the first half of the year more than compensated for the returns of the second half, the Fund produced strong results for the overall period relative to the index.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: As the Federal Reserve raised rates to cool down the rate of economic growth, market participants grew concerned about the prospects for companies' future earnings. The Fed has stood pat since late spring, but the concerns about earnings remain. These worries provoked considerable volatility in the markets and in the types of stocks in which the Fund invests. Technology, a sector in which this fund is overweighted, has been particularly hurt, primarily because so many tech companies were richly valued.

     Rising energy prices have also had an impact on the stocks in the portfolio. Higher fuel prices can also cut into corporate earnings, and they can reduce the amount of money consumers have available for other purchases. The Fund's direct exposure to energy stocks is limited, as the universe of 100 stocks in which we invest does not include many such stocks.


Q:   What investment strategies and techniques impacted your fund's performance?

A: We have moved away from our overweightings in semiconductor stocks, putting more of the Fund's assets into areas where we see greater opportunities for earnings growth. Many of these are in other technology-related areas, including enterprise software developers and data storage providers.

     Generally, the Fund's sector weightings have changed little--what have changed are some of the individual companies within those sectors. We continue to hold core positions in companies such as General Electric, Wal-Mart, and Citigroup.

Q:   What is your future outlook?

A: We believe that despite the short-term thinking that has driven much of the market recently, it's essential to keep a long-term perspective--and that perspective is predominantly positive. Numerous structural improvements in the U.S. economy and the improved business practices of U.S. companies have combined to make our economy perhaps the most efficient it has ever been.

     Thanks to productivity gains, it has been possible to increase the rate at which the economy can grow without triggering inflation. Although short-term concerns are inevitable, over the longer term, there is little to suggest that these structural improvements will go away or lose their impact.

     Along with the rest of the country, we'll be keeping close tabs on developments in Washington. While it's natural to focus attention on the new President, the greater impact is likely to come from Congress, so that's where we will keep a more watchful eye for the future direction of any legislation that could affect the stock markets.

     We thank you for your investment in the Strong Blue Chip 100 Fund.

     Karen E. McGrath
     Portfolio Manager


     --------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                           1-year                15.97%

                           3-year                26.79%

                  Since Inception                25.24%
                         (6-30-97)


                               ADVISOR CLASS/1/
                               ----------------

                           1-year                15.63%

                           3-year                26.54%

                  Since Inception                25.00%
                         (6-30-97)

     Equity funds are volatile investments and should only be considered for long-term goals.

     ---------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund


Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that also offer potential for capital growth. To choose investments, the manager evaluates domestic and international economic conditions and events. The manager then identifies stocks in those sectors that appear likely to benefit from those conditions and avoids those that appear likely to suffer. To a limited extent, the Fund may also invest in foreign-based companies. The manager's philosophy is to remain fully invested in stocks, despite market fluctuations.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 10-31-00

                                    [GRAPH]

                 The Strong Growth        S&P 500 Index*       Lipper Large-Cap
                 and Income Fund                               Core Funds Index*
Dec 95               $10,000                $10,000              $10,000
Dec 96               $13,191                $12,296              $11,984
Dec 97               $17,199                $16,398              $15,486
Dec 98               $22,866                $21,084              $19,657
Dec 99               $30,236                $25,521              $23,461
Oct 00               $29,930                $25,060              $23,540



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did your fund perform?

A: The markets were quite volatile over the year. Technology stocks rose steeply in the first five months, only to see those gains slip away. With the decline of the technology sector, we saw a number of other sectors, such as utilities, health care, and financials, regain the interest of investors. Although the Fund was not immune to the year's volatility, it was able to produce market-beating results that we attribute to our disciplined focus on companies with superior relative earnings growth.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: During the year, the market had to deal with many crosscurrents that produced an incredible amount of volatility in the marketplace. These issues included Y2K, interest rate hikes by the Federal Reserve, rising energy prices, slowing growth in corporate profitability, and the Presidential campaign.

     Although the Fed's interest rate hikes ended in late spring, their impact filtered through the economy for months afterward, slowing the rate of growth in corporate profitability. A second factor cutting into corporate earnings was the increase in oil prices. Overall, the slowing of corporate profit growth was the single largest factor in the markets this year.

     Investors' infatuation with technology stocks, especially Internet stocks, quickly subsided as the rate of economic growth slowed. Investors returned to the more traditional industries they had abandoned during the building of the technology bubble--and many of these industries were well-represented in the portfolio.

Q:   What investment strategies and techniques impacted your fund's performance?

A: During the year, the Fund broadened its exposure to sectors that offered low relative valuations as well as the ability to sustain earnings growth in an economic environment fostering slower growth. One of our first moves was to realign the Fund's technology exposure away from semiconductors, whose growth rates were peaking, and toward the networking and storage areas, which were showing no signs of earnings deceleration. Companies such as Cisco Systems, a leader in networking, and EMC Communications Corporation, a leader in data storage, were overweighted.

     Away from technology, the utility sector attracted our attention because of the deregulation taking place within the electric utility industry. Another area of note is the financial sector, where we built up our exposure in expectation of a slowing economy and an end to the Federal Reserve's raising of rates.

     Overall, our changes to the portfolio were based on identifying the changing environment, interpreting its impact, and adjusting the Fund's industry exposures with companies that we believe could maintain their high rates of growth and returns.

Q:   What is your future outlook?

A: Our outlook remains cautiously optimistic. Many of the market's excesses, particularly in technology, have been wrung out of the market. This period of adjustment to a slower-growth economy has forced investors to broaden their horizons to incorporate more of the market than just technology. That's a very positive step toward a healthier market going forward.

     We see another positive sign in the end of the Fed's activity to raise interest rates. With economic growth slowing to sustainable levels, the Fed may be poised for a change to a neutral stance toward interest rates. Inflation remains in check, partially because corporations' investments in technology have greatly increased productivity levels, allowing the economy to absorb such threats as high energy costs and full employment.

     In all, we believe many factors are in place to support an upward trend in stock prices. We thank you sincerely for the privilege of helping you to pursue your long-term financial goals.



     Rimas Milaitis
     Portfolio Manager


     --------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                              1-Year         12.29%

                              3-Year         21.95%

                     Since Inception         25.46%
                          (12-29-95)

                               ADVISOR CLASS/1/
                               ----------------

                              1-Year         12.01%

                              3-Year         21.69%

                     Since Inception         25.21%
                          (12-29-95)

                            INSTITUTIONAL CLASS/2/
                            ---------------------

                              1-Year         12.57%

                              3-Year         22.05%

                     Since Inception         25.52%
                          (12-29-95)


     Equity funds are volitile investments and should be considered for long-term goals.

     ---------------------------------------------------------------------------


/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                                                             October 31, 2000
-------------------------------------------------------------------------------------------------------------------
                        STRONG AMERICAN UTILITIES FUND
                                                                                Shares or
                                                                                Principal                 Value
                                                                                  Amount                (Note 2)
-------------------------------------------------------------------------------------------------------------------
Common Stocks 92.9%
Electric Utility 33.5%
The AES Corporation (b)                                                            47,000             $  2,655,500
Ameren Corporation                                                                 53,000                2,106,750
Dominion Resources, Inc.                                                          365,035               21,742,397
Duke Energy Corporation                                                           138,000               11,928,375
Energy East Corporation                                                            25,000                  504,687
FirstEnergy Corporation                                                           585,700               15,154,988
NiSource, Inc.                                                                    154,000                3,840,375
SCANA Corporation                                                                 504,999               13,382,473
TECO Energy                                                                       564,700               15,741,013
                                                                                                      ------------
                                                                                                        87,056,558

Gas Utility 20.1%
Coastal Corporation                                                                99,600                7,513,575
Dynegy, Inc.                                                                      222,000               10,281,375
El Paso Energy Corporation                                                          8,500                  532,844
Enron Corporation                                                                  94,500                7,754,906
Equitable Resources, Inc.                                                         160,600                9,314,800
MCN Energy Group, Inc.                                                            212,000                5,220,500
National Fuel Gas Company                                                           3,300                  176,963
Oneok, Inc.                                                                        90,000                3,566,250
South Jersey Industries, Inc.                                                      37,900                1,103,837
Vectren Corporation                                                               290,565                6,719,316
                                                                                                      ------------
                                                                                                        52,184,366

Oil & Gas - Canadian Integrated 2.7%
Imperial Oil, Ltd.                                                                282,400                7,127,776

Oil & Gas - Field Services 0.8%
Halliburton Company                                                                34,900                1,293,481
Schlumberger, Ltd.                                                                  8,400                  639,450
                                                                                                      ------------
                                                                                                         1,932,931

Oil & Gas - International Integrated 15.4%
BP Amoco PLC Sponsored ADR                                                        227,532               11,589,911
Chevron Corporation                                                                52,400                4,303,350
Conoco, Inc. Class A                                                               68,900                1,778,481
Exxon Mobil Corporation                                                            97,200                8,669,025
Royal Dutch Petroleum Company                                                     229,200               13,608,750
                                                                                                      ------------
                                                                                                        39,949,517

Oil & Gas - Refining/Marketing 0.2%
Ultramar Diamond Shamrock Corporation                                              21,300                  559,125

Oil & Gas - United States Integrated 2.3%
Kerr McGee Corporation                                                             61,600                4,023,250
Phillips Petroleum Company                                                         33,700                2,080,975
                                                                                                      ------------
                                                                                                         6,104,225

Other Utility 0.3%
American Water Works Company, Inc.                                                 33,000                  804,375

Telecommunication 12.7%
ALLTEL Corporation                                                                100,500                6,475,969
BellSouth Corporation                                                             257,000               12,416,313
SBC Communications, Inc.                                                          160,500                9,258,844
WorldCom, Inc. (b)                                                                207,500                4,928,125
                                                                                                      ------------
                                                                                                        33,079,251

Utility - Electric Power 4.8%
CMS Energy Corporation                                                              9,000                  243,000
GPU, Inc.                                                                          88,000                2,909,500
Northeast Utilities                                                                45,000                  916,875
TXU Corporation                                                                   228,000                8,450,250
                                                                                                      ------------
                                                                                                        12,519,625

Utility - Gas Distribution 0.1%
New Jersey Resources Corporation                                                    9,200                  367,425
------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $187,647,153)                                                                241,685,174
------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 6.7%
Commercial Paper 0.8%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                                    $  2,128,600             $  2,128,600
Sara Lee Corporation, 6.22%                                                        16,000                   16,000
Wisconsin Electric Power Company, 6.22%                                            20,700                   20,700
                                                                                                      ------------
                                                                                                         2,165,300

Repurchase Agreements 5.9%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
 Due 11/01/00 (Repurchase proceeds $15,402,806); Collateralized by:
 United States Government & Agency Issues (e)                                  15,400,000               15,400,000
------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $17,565,300)                                                         17,565,300
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $205,212,453) 99.6%                                              259,250,474
Other Assets and Liabilities, Net 0.4%                                                                   1,031,049
------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                     $260,281,523
==================================================================================================================

                                                       STRONG BALANCED FUND

                                                                                 Shares or
                                                                                 Principal               Value
                                                                                 Amount                  (Note 2)
------------------------------------------------------------------------------------------------------------------

Common Stocks 59.5%
Aerospace - Defense 1.0%
The Boeing Company                                                                 37,000             $  2,509,063
Lockheed Martin Corporation                                                        32,000                1,147,200
                                                                                                      ------------
                                                                                                         3,656,263

Banks - Money Center 3.6%
The Bank of New York Company, Inc.                                                 48,000                2,763,000
The Chase Manhattan Corporation                                                    26,800                1,219,400
Citigroup, Inc. (c)                                                               176,666                9,297,048
                                                                                                      ------------
                                                                                                        13,279,448

Banks - Super Regional 0.3%
State Street Corporation                                                            9,700                1,209,978

Beverages - Alcoholic 1.0%
Anheuser-Busch Companies, Inc.                                                     78,000                3,568,500

Beverages - Soft Drinks 0.8%
The Coca-Cola Company                                                              22,000                1,328,250
PepsiCo, Inc.                                                                      32,000                1,550,000
                                                                                                      ------------
                                                                                                         2,878,250

Chemicals - Basic 0.1%
Union Carbide Corporation                                                          12,000                  516,000

Computer - Local Networks 1.2%
Brocade Communications Systems, Inc. (b)                                           13,000                2,955,875
McDATA Corporation (b)                                                             19,500                1,625,508
                                                                                                      ------------
                                                                                                         4,581,383

Computer - Manufacturers 1.1%
Dell Computer Corporation (b)                                                      70,000                2,065,000
International Business Machines Corporation                                        21,800                2,147,300
                                                                                                      ------------
                                                                                                         4,212,300

Computer - Memory Devices 1.9%
EMC Communications Corporation (b)                                                 57,000                5,076,563
Network Appliance, Inc. (b)                                                        16,700                1,987,300
                                                                                                      ------------
                                                                                                         7,063,863

Computer - Services 0.5%
Computer Sciences Corporation (b)                                                  31,500                1,984,500

Computer Software - Desktop 1.7%
Microsoft Corporation (b)                                                          94,000                6,474,250

--------------------------------------------------------------------------------
                        STRONG BALANCE FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Computer Software - Enterprise 4.0%
i2 Technologies, Inc. (b)                              12,000    $   2,040,000
Oracle Systems Corporation (b)                        140,000        4,620,000
Siebel Systems, Inc. (b)                               31,500        3,305,531
Veritas Software Corporation                           34,000        4,794,531
                                                                 -------------
                                                                    14,760,062

Cosmetics - Personal Care 0.2%
Estee Lauder Companies, Inc. Class A                   13,400          622,263

Diversified Operations 1.2%
Pharmacia Corporation                                  16,595          912,725
Textron, Inc.                                          18,000          907,875
Tyco International, Ltd.                               48,132        2,728,483
                                                                 -------------
                                                                     4,549,083

Electrical - Equipment 3.9%
Emerson Electric Company                               25,000        1,835,938
General Electric Company (c)                          228,000       12,497,250
                                                                 -------------
                                                                    14,333,188

Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation                                     107,400        4,833,000
STMicroelectronics NV                                  50,000        2,596,875
Texas Instruments, Inc.                                37,000        1,815,313
Xilinx, Inc. (b)                                       19,500        1,412,531
                                                                 -------------
                                                                    10,657,719

Finance - Consumer/Commercial Loans 0.7%
Household International, Inc.                          50,000        2,515,625

Finance - Investment Brokers 0.2%
Morgan Stanley, Dean Witter & Company                  10,400          835,250

Finance - Mortgage & Related Services 1.6%
Federal Home Loan Mortgage Corporation                 40,300        2,418,000
Federal National Mortgage Association                  45,000        3,465,000
                                                                 -------------
                                                                     5,883,000

Financial Services - Miscellaneous 1.7%
American Express Company (c)                           66,500        3,990,000
First Data Corporation                                 20,000        1,002,500
MBNA Corporation                                       38,000        1,427,375
                                                                 -------------
                                                                     6,419,875

Insurance - Brokers 0.8%
Marsh & McLennan Companies, Inc.                       22,000        2,876,500

Insurance - Property/Casualty/Title 2.3%
The Allstate Corporation                               54,000        2,173,500
American International Group, Inc.                     42,000        4,116,000
Chubb Corporation                                      18,000        1,519,875
XL Capital, Ltd. Class A                               10,000          768,750
                                                                 -------------
                                                                     8,578,125

Internet - Internet Service Provider/Content 1.2%
America Online, Inc. (b) (c)                           85,600        4,316,808

Internet - Network Security/Solutions 3.3%
Cisco Systems, Inc. (b) (c)                           155,500        8,377,563
Juniper Networks, Inc. (b)                             20,000        3,900,000
                                                                 -------------
                                                                    12,277,563

Internet - Software 0.8%
Ariba, Inc. (b)                                        11,000        1,390,125
BEA Systems, Inc. (b)                                  19,400        1,391,950
                                                                 -------------
                                                                     2,782,075

Media - Books 0.7%
McGraw-Hill, Inc.                                      41,800        2,683,038

Media - Cable TV 1.7%
Comcast Corporation Class A (b)                        35,000    $   1,426,250
Cox Communications, Inc. Class A (b)                   37,000        1,630,313
Time Warner, Inc.                                      42,000        3,188,220
                                                                 -------------
                                                                     6,244,783
Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                               56,155        3,193,816

Medical - Drug/Diversified 0.4%
Johnson & Johnson                                      17,500        1,612,188

Medical - Ethical Drugs 2.9%
American Home Products Corporation                     47,000        2,984,500
Merck & Company, Inc.                                  31,000        2,788,063
Pfizer, Inc.                                           64,800        2,798,550
Schering-Plough Corporation                            41,600        2,150,200
                                                                 -------------
                                                                    10,721,313

Medical - Health Maintenance Organizations 0.6%
UnitedHealth Group, Inc.                               20,000        2,187,500

Medical - Hospitals 0.5%
HCA-The Healthcare Company                             49,000        1,956,938

Oil & Gas - Field Services 0.7%
Key Energy Services, Inc. (b)                          14,489          130,400
Schlumberger, Ltd.                                     32,000        2,436,000
                                                                 -------------
                                                                     2,566,400

Oil & Gas - International Integrated 2.5%
Chevron Corporation                                    17,500        1,437,188
Exxon Mobil Corporation                                65,347        5,828,136
Royal Dutch Petroleum Company                          35,000        2,078,125
                                                                 -------------
                                                                     9,343,449

Oil & Gas - Production/Pipeline 0.5%
Coastal Corporation                                     8,500          641,218
Enron Corporation                                      14,200        1,165,287
                                                                 -------------
                                                                     1,806,505

Retail - Drug Stores 1.3%
CVS Corporation                                        38,000        2,011,624
Walgreen Company                                       63,500        2,897,187
                                                                 -------------
                                                                     4,908,811

Retail - Major Discount Chains 1.3%
Wal-Mart Stores, Inc.                                 109,000        4,945,874

Retail - Super/Mini Markets 0.6%
Safeway, Inc. (b)                                      41,000        2,242,187

Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.                                   86,400        3,715,200
Lowe's Companies, Inc.                                 35,500        1,621,906
                                                                 -------------
                                                                     5,337,106

Retail/Wholesale - Computer/Cellular 0.3%
RadioShack Corporation                                 19,900        1,186,537

Soap & Cleaning Preparations 0.8%
Clorox Company                                         22,000          981,750
The Procter & Gamble Company                           30,000        2,143,125
                                                                 -------------
                                                                     3,124,875

Telecommunications - Equipment 1.0%
Motorola, Inc.                                         32,000          798,000
Nortel Networks Corporation                            64,000        2,912,000
                                                                 -------------
                                                                     3,710,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                         October 31, 2000
-------------------------------------------------------------------------------------------
                       STRONG BALANCED FUND (continued)


                                                                   Shares or
                                                                   Principal      Value
                                                                    Amount       (Note 2)
-------------------------------------------------------------------------------------------
Telecommunications - Services 1.0%
McLeod, Inc. (b)                                                    37,000    $     712,250
Verizon Communications                                              24,300        1,404,843
WorldCom, Inc. (b)                                                  61,030        1,449,463
                                                                              -------------
                                                                                  3,566,556

Utility - Electric Power 0.8%
Duke Energy Corporation                                             21,000        1,815,187
Exelon Corporation                                                  20,562        1,236,290
                                                                              -------------
                                                                                  3,051,477

Utility - Telephone 1.6%
SBC Communications, Inc.                                           100,039        5,771,000
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $139,479,368)                                         220,992,224
-------------------------------------------------------------------------------------------
Warrants 0.3%
Concentric Network, Expire 12/15/07
 (Acquired 12/15/97; Cost $6,980) (d)                                2,000           80,000
e.spire Communications, Inc., Expire 11/01/05                        1,750           87,500
GT Group Telecom, Inc., Expire 2/01/10
 (Acquired 1/27/00; Cost $143,730) (d)                               3,000          151,500
MEDIQ, Inc., Expire 6/01/09
 (Acquired 5/21/98; Cost $0) (d)                                     3,750               38
R&B Falcon Corporation, Expire 5/01/09 (d)                           1,500          975,000
RailAmerica Transportation Corporation,
 Expire 8/15/10                                                      2,000           21,000
-------------------------------------------------------------------------------------------
Total Warrants (Cost $460,110)                                                    1,315,038
-------------------------------------------------------------------------------------------
Preferred Stocks 1.9%
R&B Falcon Corporation 13.875% Senior                                1,846        2,381,890
Rural Cellular Corporation 12.25% Junior
 Exchangeable                                                        3,284        2,627,681
XO Communications, Inc. 14.00% Senior
 Exchangeable                                                       47,164        1,921,969
-------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $7,344,114)                                          6,931,540
-------------------------------------------------------------------------------------------
Corporate Bonds 22.0%
@Entertainment, Inc. Senior Discount Notes,
 Series B:
 Zero %, Due 7/15/08 (Rate Reset
 Effective 7/15/03)                                          $   1,500,000          907,500
 Zero %, Due 2/01/09 (Rate Reset
 Effective 2/01/04)                                                500,000          277,500
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08                        800,000          640,000
APCOA/Standard Parking, Inc. Senior
 Subordinated Notes, 9.25%, Due 3/15/08                          2,250,000          801,563
AT&T Corporation Notes, 6.00%, Due 3/15/09                         635,000          558,182
Adelphia Communications Corporation Senior
 Notes, 10.875%, Due 10/01/10                                    2,000,000        1,880,000
The Allstate Corporation Notes, 7.875%,
 Due 5/01/05                                                     1,260,000        1,292,401
Asia Global Crossing, Ltd. Senior Yankee Notes,
 13.375%, Due 10/15/10 (d)                                       4,000,000        3,720,000
Bank of America Corporation Subordinated
 Notes, 7.80%, Due 2/15/10                                       1,030,000        1,047,822
Cendant Corporation Notes, 7.75%,
 Due 12/01/03                                                    2,000,000        1,941,190
Chase Manhattan Corporation Subordinated
 Notes, 7.875%, Due 6/15/10                                      1,890,000        1,927,157
Conagra Foods, Inc. Notes, 7.50%, Due 9/15/05                    1,230,000        1,242,133
DaimlerChrysler North America Holding
 Corporation Notes, 7.75%, Due 6/15/05                           1,470,000        1,496,873
Deutsche Telekom International Finance
 Notes, 7.75%, Due 6/15/05                                       1,260,000        1,282,671
Duke Energy Field Services LLC Notes,
 7.875%, Due 8/16/10                                         $   1,550,000    $   1,581,595
ESAT Telecom Group PLC Senior
 Yankee Notes, Series B, 11.875%,
 Due 12/01/08 (c)                                                4,600,000        5,451,000
Echostar Broadband Corporation Senior
 Notes, 10.375%, Due 10/01/07 (d)                                2,000,000        2,015,000
ekabel Hessen GmbH Senior Yankee Notes,
 14.50%, Due 9/01/10 (d)                                         4,000,000        3,800,000
Fairpoint Communications, Inc. Senior
 Subordinated Notes, 12.50%, Due 5/01/10                         2,000,000        1,810,000
Ford Motor Credit Company Notes, 7.60%,
 Due 8/01/05 (c)                                                 2,485,000        2,503,906
GT Group Telecom, Inc. Senior Yankee
 Discount Notes, Zero %, Due 2/01/10 (Rate
 Reset Effective 2/01/05)                                        3,000,000        1,110,000
General Electric Capital Corporation Medium-
 Term Notes, Series A:
 6.80%, Due 11/01/05                                             1,360,000        1,360,558
 7.25%, Due 5/03/04                                              2,185,000        2,220,897
General Motors Acceptance Corporation
 Notes, 7.625%, Due 6/15/04 (c)                                  2,310,000        2,339,231
Jazz Casino Company LLC Senior Subordinated
 Notes, 6.046%, Due 11/15/09 (Defaulted
 Effective 12/05/00)                                             1,544,902          270,358
Lockheed Martin Corporation Notes,
 7.95%, Due 12/01/05 (c)                                         2,300,000        2,365,810
MEDIQ, Inc. Senior Discount Debentures,
 Zero %, Due 6/01/09 (Rate Reset Effective
 6/01/03)                                                        3,750,000          150,000
MetroNet Communications Corporation Senior
 Yankee Notes, 10.625%, Due 11/01/08 (c)                         2,000,000        2,206,940
MidAmerican Energy Holdings Company
 Senior Notes, 7.23%, Due 9/15/05                                2,000,000        1,979,224
Morgan Stanley, Dean Witter & Company
 Notes, 8.00%, Due 6/15/10                                       1,155,000        1,199,650
NTL, Inc. Senior Notes, Series A, 12.75%,
 Due 4/15/05                                                       800,000          784,000
Northpoint Communications Group, Inc.
 Senior Notes, 12.875%, Due 2/15/10                              2,770,000        2,589,950
Orbital Imaging Corporation Senior Notes,
 Series D, 11.625%, Due 3/01/05                                  2,000,000          470,000
RailAmerica Transportation Corporation
 Senior Subordinated Notes, 12.875%,
 Due 8/15/10 (d)                                                 2,000,000        1,870,000
Renaissance Media Louisiana LLC/Renaissance
 Media Tennessee/Renaissance Media Capital
 Corporation Senior Discount Notes, Zero %,
 Due 4/15/08 (Rate Reset Effective 4/15/03)                      3,000,000        2,115,000
Rhythms NetConnections, Inc. Senior Notes,
 Series B, 14.00%, Due 2/15/10                                   3,000,000        1,455,000
Rose Hills Company Senior Subordinated Notes,
 9.50%, Due 11/15/04                                               175,000          102,813
Sabreliner Corporation Senior Notes, 11.00%,
 Due 6/15/08 (d)                                                 2,500,000        2,062,500
Sprint Capital Corporation Guaranteed Notes,
 5.875%, Due 5/01/04                                             2,000,000        1,909,798
Time Warner, Inc. Debentures, 9.125%,
 Due 1/15/13                                                       265,000          296,557
Town Sports International, Inc. Senior Notes,
 Series B, 9.75%, Due 10/15/04                                   1,000,000          955,000
US Air 1993-A Pass-Thru Trust Certificates,
 Series 1993-A2, 9.625%, Due 9/01/03                             1,675,000        1,627,830
US Airways Mortgage Pass-Thru Trust Certificates,
 Series 2000-3G, 7.89%, Due 9/01/20                                985,000          988,477

-------------------------------------------------------------------------------------------
                       STRONG BALANCED FUND (continued)

                                                                Shares or
                                                                Principal        Value
                                                                 Amount         (Note 2)
-------------------------------------------------------------------------------------------
USX-Marathon Group Notes, 6.85%,
        Due 3/01/08                                          $   1,000,000    $     959,620
United Industries Corporation Senior
        Subordinated Notes, Series B, 9.875%,
        Due 4/01/09                                              1,800,000          792,000
United International Holdings, Inc. Senior
        Secured Discount Notes, Series B, Zero %,
        Due 2/15/08 (Rate Reset Effective 2/15/03)               1,500,000          922,500
Viacom, Inc. Senior Notes, 7.70%, Due 7/30/10                    1,840,000        1,877,654
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08                   2,000,000        1,010,000
William Carter Senior Subordinated Notes,
        Series A, 10.375%, Due 12/01/06                          1,000,000          955,000
Williams Communications Group, Inc. Senior
        Notes, 11.875%, Due 8/01/10 (d)                          2,720,000        2,427,600
Winstar Communications, Inc. Senior Notes,
        12.50%, Due 4/15/08 (d)                                  2,000,000        1,455,000
WorldCom, Inc. Notes:
        7.875%, Due 5/15/03                                      1,260,000        1,282,075
        8.00%, Due 5/15/06                                       1,260,000        1,293,066
-------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $92,738,501)                                         81,580,601
-------------------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed
        Securities 6.6%
Associates Credit Card Master Notes Trust
        Variable Rate Asset-Backed Notes, Series
        2000-2, Class A, 6.72%, Due 9/18/06                      3,520,000        3,523,374
Chase Mortgage Finance Corporation Mortgage
        Pass-Thru Certificates, Series 1990-G,
        Class A-Z1, 9.50%, Due 12/25/21                            122,539          122,577
First Boston Mortgage Securities Corporation
        Mortgage Pass-Thru Certificates,
        Series 1993-2, Class A-3, 7.50%, Due 3/25/33                   111              111
Holmes Financing Number 1 PLC Floating
        Rate Notes, Series 1, Class 1A,
        6.9381%, Due 7/15/05 (c)                                 5,750,000        5,751,783
Irwin Home Equity Trust Floating Rate
        Asset-Backed Certificates, Series 2000-1,
        Class A-2, 6.74%, Due 9/25/02                            2,445,000        2,442,702
MBNA Master Credit Card Trust II Floating
        Rate Asset-Backed Certificates, Series 1997-J,
        Class A, 6.74%, Due 2/15/07                              1,960,000        1,962,127
Mellon Residential Funding Corporation
        Variable Rate Mortgage Pass-Thru Certificates,
        Series 2000-TBC3, Class A-1,
        6.84%, Due 12/15/30                                      2,465,701        2,465,701
Metris Master Trust Floating Rate Asset-
        Backed Securities, Series 2000-2, Class A,
        6.83%, Due 1/22/07                                       1,270,000        1,272,407
National City Credit Card Master Trust Floating
        Rate Asset-Backed Certificates, Series 2000-1,
        Class A, 6.77%, Due 8/15/07                                500,000          500,640
Ryland Mortgage Securities Corporation III
        Variable Rate Collateralized Mortgage Bonds,
        Series 1992-C, Class 3-A, 11.6247%,
        Due 11/25/30                                                17,936           17,861
Saxon Asset Securities Trust Mortgage Loan
        Asset-Backed Certificates, Series 2000-3,
        Class AF1, 6.73%, Due 8/25/15                            1,119,594        1,119,594
Sutter CBO, Ltd./Sutter CBO Corporation
        Notes, Series 1999-1, Class B-2, 13.442%,
        Due 11/30/14 (Acquired 10/05/99;
        Cost $2,000,000) (d)                                     2,000,000        1,960,000
Volkswagen Credit Auto Master Owner Trust
        Floating Rate Loan-Backed Notes, Series
        2000-1, Class A, 6.775%, Due 8/20/07 (c)             $   3,520,000    $   3,525,371
-------------------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed
        Securities (Cost $24,692,920)                                            24,664,248
-------------------------------------------------------------------------------------------

United States Government &
        Agency Issues 11.4%
FHLMC Adjustable Rate Mortgage Participation
        Certificates, 7.925%, Due 8/01/25                          899,986          926,752
FHLMC Guaranteed Pass-Thru Certificates:
        7.00%, Due 1/15/15 (g)                                   5,500,000        5,467,330
        7.50%, Due 4/15/15 thru 10/15/29 (g)                     4,190,000        4,211,139
        8.50%, Due 4/15/28 (g)                                   6,500,000        6,654,375
        9.50%, Due 1/01/06                                          29,788           30,554
        10.25%, Due 3/01/15                                         89,843           95,527
        10.50%, Due 1/01/16                                         10,941           11,796
FNMA Guaranteed Real Estate Mortgage
        Investment Conduit Variable Rate Pass-Thru
        Certificates:
        6.648%, Due 10/25/22                                       413,265          411,201
        8.143%, Due 7/01/26                                      5,409,694        5,564,663
FNMA Notes:
        7.00%, Due 7/15/05 (c)                                   6,225,000        6,344,220
        7.125%, Due 6/15/10 (c)                                  3,300,000        3,408,193
GNMA Guaranteed Pass-Thru Certificates,
        7.50%, Due 12/15/07                                        920,401          926,906
Student Loan Marketing Association Student
        Loan Trust Floating Rate Securities:
        Series 1997-3, Class A1, 6.944%, Due 4/25/06             3,633,585        3,622,847
        Series 2000-1, Class A1L, 6.85%, Due 10/27/08            1,760,014        1,761,870
United States Treasury Notes:
        6.50%, Due 10/15/06 (c)                                  1,475,000        1,521,591
        6.75%, Due 5/15/05 (c)                                   1,500,000        1,555,548
-------------------------------------------------------------------------------------------
Total United States Government & Agency
        Issues (Cost $42,280,186)                                                42,514,512
-------------------------------------------------------------------------------------------

Short-Term Investments (a) 2.9%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                          683,500          683,500
Sara Lee Corporation, 6.22%                                        200,100          200,100
                                                                              -------------
                                                                                    883,600
Corporate Notes 1.0%
Niagara Mohawk Power Corporation Senior
        Notes, Series C, 7.125%, Due 7/01/01                     3,780,488        3,783,054

Repurchase Agreements 1.4%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
        Due 11/01/00 (Repurchase proceeds $5,000,911);
        Collateralized by: United States Government
        & Agency Issues (e)                                      5,000,000        5,000,000

United States Government & Agency Issues 0.3%
United States Treasury Bills, Due 11/02/00 thru
        1/25/01 (c)                                              1,025,000        1,022,905
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,675,441)                                  10,689,559
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $317,670,640) 104.6%                      388,687,722
Other Assets and Liabilities, Net (4.6%)                                        (17,152,325)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 371,535,397
===========================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (Continued)             October 31, 2000
-------------------------------------------------------------------------------
                       STRONG BALANCED FUND (Continued)

-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------
                                                   Underlying     Unrealized
                                      Expiration   Face Amount   Appreciation/
                                         Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:
170   Five-Year U.S. Treasury Notes      12/00     $17,116,875     $  48,153
 34   Ten-Year U.S. Treasury Notes       12/00       3,423,906       (31,051)
 20   Two-Year U.S. Treasury Notes       12/00       4,002,500        20,227

Sold:
 35   S&P 500 Index                      12/00      12,601,750       656,250

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                    Contracts      Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                    --      $     --
Options written during the year                            500        78,185
Options closed                                            (500)      (78,185)
Options expired                                             --            --
Options exercised                                           --            --
                                                   -----------     ---------
Options outstanding at end of year                          --      $     --
                                                   ===========     =========

Closed options resulted in a capital loss of $31,560.

-------------------------------------------------------------------------------
                           STRONG EQUITY INCOME FUND
-------------------------------------------------------------------------------

                                                                Shares or
                                                                Principal    Value
                                                                 Amount     (Note 2)
--------------------------------------------------------------------------------------
Common Stocks 91.4%
Aerospace - Defense 2.2%
The Boeing Company                                               63,000   $  4,272,187
Lockheed Martin Corporation                                      33,000      1,183,050
                                                                          ------------
                                                                             5,455,237
Aerospace - Defense Equipment 1.6%
United Technologies Corporation                                  57,000      3,979,312

Auto Manufacturers - Domestic 0.3%
Ford Motor Company                                               33,564        876,859

Auto/Truck - Original Equipment 0.0%
Visteon Corporation                                               2,513         44,449

Banks - Money Center 4.8%
The Bank of New York Company, Inc.                               72,000      4,144,500
The Chase Manhattan Corporation                                  29,800      1,355,900
Citigroup, Inc.                                                 128,264      6,749,893
                                                                          ------------
                                                                            12,250,293
Banks - Super Regional 1.6%
Comerica, Inc.                                                   18,700      1,127,844
State Street Corporation                                         10,500      1,309,770
Wells Fargo Company                                              37,000      1,713,562
                                                                          ------------
                                                                             4,151,176
Beverages - Alcoholic 2.3%
Anheuser-Busch Companies, Inc.                                  126,000      5,764,500

Beverages - Soft Drinks 0.9%
The Coca-Cola Company                                            22,500      1,358,437
PepsiCo, Inc.                                                    19,000        920,312
                                                                          ------------
                                                                             2,278,749
Building - Construction Products/Miscellaneous 0.2%
Masco Corporation                                                32,200        601,737

Commercial Services - Advertising 1.0%
The Interpublic Group of Companies, Inc.                         61,800      2,653,537

Computer - Manufacturers 1.9%
Hewlett-Packard Company                                          34,000   $  1,578,875
International Business Machines Corporation                      23,800      2,344,300
Sun Microsystems, Inc. (b)                                        9,000        997,875
                                                                          ------------
                                                                             4,921,050
Computer - Services 0.5%
Computer Sciences Corporation (b)                                21,300      1,341,900

Computer Software - Enterprise 1.7%
Oracle Systems Corporation (b)                                  127,000      4,191,000

Cosmetics - Personal Care 0.8%
Estee Lauder Companies, Inc. Class A                             11,400        529,387
The Gillette Company                                             45,000      1,569,375
                                                                          ------------
                                                                             2,098,762
Diversified Operations 2.6%
E.I. Du Pont de Nemours & Company                                21,200        961,950
Pharmacia Corporation                                            16,500        907,500
Textron, Inc.                                                    40,000      2,017,500
Tyco International, Ltd.                                         47,000      2,664,312
                                                                          ------------
                                                                             6,551,262
Electrical - Equipment 3.8%
Emerson Electric Company                                         38,000      2,790,625
General Electric Company                                        122,500      6,714,531
                                                                          ------------
                                                                             9,505,156
Electronics - Semiconductor Manufacturing 4.4%
Intel Corporation                                                97,000      4,365,000
STMicroelectronics NV                                            54,500      2,830,594
Texas Instruments, Inc.                                          27,100      1,329,594
Xilinx, Inc. (b)                                                 36,000      2,607,750
                                                                          ------------
                                                                            11,132,938
Finance - Consumer/Commercial Loans 1.7%
Associates First Capital Corporation                             44,000      1,633,500
Household International, Inc.                                    52,000      2,616,250
                                                                          ------------
                                                                             4,249,750
Finance - Investment Brokers 0.8%
Merrill Lynch & Company, Inc.                                    18,000      1,260,000
Morgan Stanley, Dean Witter & Company                             9,000        722,813
                                                                          ------------
                                                                             1,982,813
Finance - Mortgage & Related Services 3.9%
Federal Home Loan Mortgage Corporation                          124,000      7,440,000
Federal National Mortgage Association                            30,000      2,310,000
                                                                          ------------
                                                                             9,750,000
Financial Services - Miscellaneous 3.1%
American Express Company                                         64,500      3,870,000
First Data Corporation                                           16,000        802,000
MBNA Corporation                                                 83,000      3,117,688
                                                                          ------------
                                                                             7,789,688
Food - Miscellaneous Preparation 1.3%
Quaker Oats Company                                              39,000      3,180,938

Insurance - Brokers 1.5%
Marsh & McLennan Companies, Inc.                                 28,400      3,713,300

Insurance - Property/Casualty/Title 4.0%
The Allstate Corporation                                         96,000      3,864,000
American International Group, Inc.                               63,444      6,217,512
                                                                          ------------
                                                                            10,081,512
Internet - Network Security/Solutions 0.8%
Cisco Systems, Inc. (b)                                          35,500      1,912,563

Machinery - Farm 0.8%
Deere & Company                                                  53,000      1,951,063

--------------------------------------------------------------------------------------------------------
                     STRONG EQUITY INCOME FUND (Continued)
                                                                                  Shares or
                                                                                  Principal     Value
                                                                                   Amount      (Note 2)
--------------------------------------------------------------------------------------------------------

Machinery - General Industrial 0.2%
Ingersoll-Rand Company                                                             12,000   $    453,000

Media - Books 0.9%
McGraw-Hill, Inc.                                                                  36,600      2,349,263

Media - Cable TV 3.2%
Comcast Corporation Class A (b)                                                    38,000      1,548,500
Time Warner, Inc.                                                                  85,584      6,496,681
                                                                                            ------------
                                                                                               8,045,181
Media - Newspapers 0.4%
Gannett Company, Inc.                                                              17,000        986,000

Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                                                           39,480      2,245,425

Medical - Drug/Diversified 0.9%
Johnson & Johnson                                                                  24,500      2,257,063

Medical - Ethical Drugs 4.7%
Eli Lilly & Company                                                                13,000      1,161,875
Merck & Company, Inc.                                                              30,000      2,698,125
Pfizer, Inc.                                                                      117,200      5,061,575
Schering-Plough Corporation                                                        55,000      2,842,813
                                                                                            ------------
                                                                                              11,764,388
Medical - Health Maintenance Organizations 0.9%
UnitedHealth Group, Inc.                                                           22,000      2,406,250

Medical - Hospitals 0.9%
HCA-The Healthcare Company                                                         54,000      2,156,625

Oil & Gas - Drilling 0.5%
Transocean Sedco Forex, Inc.                                                       24,000      1,272,000

Oil & Gas - Field Services 1.2%
Halliburton Company                                                                11,000        407,688
Schlumberger, Ltd.                                                                 34,000      2,588,250
                                                                                            ------------
                                                                                               2,995,938
Oil & Gas - International Integrated 5.7%
Chevron Corporation                                                                20,600      1,691,775
Exxon Mobil Corporation                                                           101,138      9,020,245
Royal Dutch Petroleum Company                                                      50,000      2,968,750
Texaco, Inc.                                                                       12,100        714,656
                                                                                            ------------
                                                                                              14,395,426
Oil & Gas - Production/Pipeline 1.0%
Enron Corporation                                                                  31,000      2,543,938

Oil & Gas - United States Integrated 0.1%
USX-Marathon Group                                                                 13,500        367,031

Paper & Paper Products 0.3%
The Mead Corporation                                                               26,800        775,525

Retail - Drug Stores 2.1%
CVS Corporation                                                                    39,000      2,064,563
Walgreen Company                                                                   72,000      3,285,000
                                                                                            ------------
                                                                                               5,349,563
Retail - Major Discount Chains 2.6%
Target Corporation                                                                 69,000      1,906,125
Wal-Mart Stores, Inc.                                                             102,400      4,646,400
                                                                                            ------------
                                                                                               6,552,525
Retail - Restaurants 0.3%
McDonald's Corporation                                                             27,000        837,000

Retail - Super/Mini Markets 0.5%
Safeway, Inc. (b)                                                                  22,000      1,203,125

Retail/Wholesale - Building Products 2.1%
The Home Depot, Inc.                                                               76,650   $  3,295,950
Lowe's Companies, Inc.                                                             45,300      2,069,644
                                                                                            ------------
                                                                                               5,365,594
Retail/Wholesale - Computer/Cellular 0.4%
RadioShack Corporation                                                             16,000        954,000

Soap & Cleaning Preparations 1.3%
Clorox Company                                                                     35,000      1,561,875
The Procter & Gamble Company                                                       24,000      1,714,500
                                                                                            ------------
                                                                                               3,276,375
Telecommunications - Equipment 3.0%
Corning, Inc.                                                                      45,798      3,503,547
Motorola, Inc.                                                                     84,000      2,094,750
Nortel Networks Corporation                                                        45,000      2,047,500
                                                                                            ------------
                                                                                               7,645,797
Telecommunications - Services 2.0%
BellSouth Corporation                                                              24,000      1,159,500
Sprint Corporation                                                                 28,600        729,300
Verizon Communications                                                             36,500      2,110,156
WorldCom, Inc. (b)                                                                 44,472      1,056,210
                                                                                            ------------
                                                                                               5,055,166
Tobacco 1.3%
Philip Morris Companies, Inc.                                                      89,500      3,277,938

Utility - Electric Power 3.7%
Duke Energy Corporation                                                            62,000      5,359,125
Exelon Corporation                                                                 32,575      1,958,572
The Southern Company                                                               40,000      1,175,000
TXU Corporation                                                                    22,500        833,906
                                                                                            ------------
                                                                                               9,326,603
Utility - Telephone 1.8%
SBC Communications, Inc.                                                           76,949      4,438,995
--------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $157,024,939)                                                      230,705,278
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks 0.5%
The Seagram Company, Ltd. 7.50%                                                    24,100      1,265,250
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,208,013)                                           1,265,250
--------------------------------------------------------------------------------------------------------

Convertible Bonds 0.2%
Loews Corporation Exchangeable Subordinated
        Notes, 3.125%, Due 9/15/07                                           $    500,000        415,625
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $500,000)                                                          415,625
--------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 5.6%
Commercial Paper 1.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                                       3,641,700      3,641,700
Sara Lee Corporation, 6.22%                                                        39,400         39,400
Wisconsin Electric Power Company, 6.22%                                            24,200         24,200
                                                                                            ------------
                                                                                               3,705,300
Repurchase Agreements 4.2%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
        Due 11/01/00 (Repurchase proceeds $10,501,913); Collateralized by:
        United States Government & Agency Issues (e)                           10,500,000     10,500,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,205,300)                                               14,205,300
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $172,938,252) 97.7%                                    246,591,453
Other Assets and Liabilities, Net 2.3%                                                         5,794,911
--------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                           $252,386,364
========================================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                            October 31, 2000
---------------------------------------------------------------------------------------------------------------
                     STRONG EQUITY INCOME FUND (continued)
---------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------------------------
                                                                                      Contracts        Premiums
---------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                                  --           $     --
Options written during the year                                                          400             62,548
Options closed                                                                          (400)           (62,548)
Options expired                                                                           --                 --
Options exercised                                                                         --                 --
                                                                                    --------           --------
Options outstanding at end of year                                                        --           $     --
                                                                                    ========           ========

Closed options resulted in a capital gain of $25,248.
---------------------------------------------------------------------------------------------------------------

                         STRONG LARGE CAP GROWTH FUND

                                                                                    Shares or
                                                                                    Principal        Value
                                                                                     Amount         (Note 2)
---------------------------------------------------------------------------------------------------------------
Common Stocks 89.8%
Aerospace - Defense 0.6%
Lockheed Martin Corporation                                                          300,000     $   10,755,000

Aerospace - Defense Equipment 0.3%
United Technologies Corporation                                                       80,000          5,585,000

Banks - Money Center 3.6%
Bank of America Corporation                                                          195,000          9,372,187
The Bank of New York Company, Inc.                                                   450,000         25,903,125
Citigroup, Inc.                                                                      520,000         27,365,000
                                                                                                 --------------
                                                                                                     62,640,312
Banks - Super Regional 2.7%
Comerica, Inc.                                                                       180,000         10,856,250
Northern Trust Company                                                               435,000         37,138,125
                                                                                                 --------------
                                                                                                     47,994,375
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.                                                       200,000          9,150,000

Beverages - Soft Drinks 0.4%
PepsiCo, Inc.                                                                        150,000          7,265,625

Commercial Services - Miscellaneous 0.7%
Paychex, Inc.                                                                        218,200         12,369,212

Computer - Local Networks 1.9%
Brocade Communications Systems, Inc. (b) (f)                                         150,000         34,106,250

Computer - Manufacturers 1.0%
Sun Microsystems, Inc. (b)                                                           165,000         18,294,375

Computer - Memory Devices 2.5%
EMC Communications Corporation (b) (f)                                               489,900         43,631,719

Computer Software - Desktop 2.5%
Microsoft Corporation (b)                                                            635,000         43,735,625

Computer Software - Enterprise 4.9%
i2 Technologies, Inc. (b)                                                             90,000         15,300,000
Oracle Systems Corporation (b)                                                       200,000          6,600,000
Rational Software Corporation (b)                                                    130,000          7,759,375
Siebel Systems, Inc. (b)                                                             250,000         26,234,375
Veritas Software Corporation                                                         220,000         31,023,437
                                                                                                 --------------
                                                                                                     86,917,187
Computer Software - Security 2.6%
Check Point Software Technologies, Ltd. (b)                                          290,000         45,928,750

Diversified Operations 0.9%
Pharmacia Corporation                                                                280,000     $   15,400,000

Electrical - Equipment 3.7%
Emerson Electric Company                                                             125,000          9,179,687
General Electric Company                                                           1,020,000         55,908,750
                                                                                                 --------------
                                                                                                     65,088,437
Electronics - Scientific Instruments 2.0%
PE Corporation-PE Biosystems Group                                                   300,000         35,100,000

Electronics - Semiconductor Manufacturing 3.0%
Applied Micro Circuits Corporation (b)                                               360,000         27,495,000
PMC-Sierra, Inc. (b) (f)                                                             155,000         26,272,500
                                                                                                 --------------
                                                                                                     53,767,500
Electronics Products - Miscellaneous 0.1%
Rockwell International Corporation                                                    50,000          1,965,625

Energy - Other 1.9%
The AES Corporation (b)                                                              200,000         11,300,000
Calpine Corporation (b)                                                              275,000         21,707,812
                                                                                                 --------------
                                                                                                     33,007,812
Finance - Consumer/Commercial Loans 0.5%
Household International, Inc.                                                        190,000          9,559,375

Finance - Investment Brokers 1.6%
Lehman Brothers Holdings, Inc.                                                        20,000          1,290,000
Merrill Lynch & Company, Inc.                                                        190,000         13,300,000
Morgan Stanley, Dean Witter & Company                                                170,000         13,653,125
                                                                                                 --------------
                                                                                                     28,243,125
Finance - Mortgage & Related Services 2.8%
Federal Home Loan Mortgage Corporation                                               430,000         25,800,000
Federal National Mortgage Association                                                300,000         23,100,000
                                                                                                 --------------
                                                                                                     48,900,000
Finance - Savings & Loan 2.7%
Golden West Financial Corporation                                                    500,000         28,031,250
Washington Mutual, Inc.                                                              455,000         20,020,000
                                                                                                 --------------
                                                                                                     48,051,250
Financial Services - Miscellaneous 1.2%
American Express Company                                                             355,000         21,300,000

Insurance - Brokers 1.3%
Marsh & McLennan Companies, Inc.                                                     180,000         23,535,000

Insurance - Property/Casualty/Title 2.5%
The Allstate Corporation                                                             200,000          8,050,000
American International Group, Inc.                                                   370,000         36,260,000
                                                                                                 --------------
                                                                                                     44,310,000
Internet - Internet Service Provider/Content 0.3%
RealNames Corporation Series E
        (Acquired 10/03/00; Cost $5,000,000) (b) (d)                               1,000,000          5,000,000

Internet - Network Security/Solutions 10.4%
Cisco Systems, Inc. (b) (f)                                                        1,240,000         66,805,000
Juniper Networks, Inc. (b) (f)                                                       600,000        117,000,000
                                                                                                 --------------
                                                                                                    183,805,000
Internet - Software 0.9%
BEA Systems, Inc. (b)                                                                210,000         15,067,500

Media - Cable TV 0.5%
Comcast Corporation Class A (b)                                                      225,000          9,168,750

Media - Radio/TV 0.1%
Viacom, Inc. Class B (b)                                                              40,000          2,275,000

---------------------------------------------------------------------------------------------------------------
                   STRONG LARGE CAP GROWTH FUND (continued)
                                                                                    Shares or
                                                                                    Principal        Value
                                                                                     Amount         (Note 2)
---------------------------------------------------------------------------------------------------------------
Medical - Biomedical/Genetics 1.7%
Genentech, Inc. (b)                                                                  110,000     $    9,075,000
Millennium Pharmaceuticals, Inc. (b)                                                 220,000         15,963,750
Serono SA ADR (b)                                                                    224,300          5,074,787
                                                                                                 --------------
                                                                                                     30,113,537
Medical - Drug/Diversified 0.8%
Abbott Laboratories                                                                  250,000         13,203,125

Medical - Ethical Drugs 2.3%
Alza Corporation (b)                                                                 164,200         13,289,938
American Home Products Corporation                                                   100,000          6,350,000
Pfizer, Inc.                                                                         480,000         20,730,000
                                                                                                 --------------
                                                                                                     40,369,938
Medical - Health Maintenance Organizations 2.2%
UnitedHealth Group, Inc.                                                             350,000         38,281,250

Medical - Hospitals 0.6%
HCA-The Healthcare Company                                                           255,000         10,184,063

Medical - Products 0.3%
Baxter International, Inc.                                                            65,000          5,342,188

Medical - Wholesale Drugs/Sundries 1.4%
Cardinal Health, Inc.                                                                267,300         25,326,675

Oil & Gas - International Integrated 1.0%
Exxon Mobil Corporation                                                              205,000         18,283,438

Oil & Gas - Machinery/Equipment 0.2%
Baker Hughes, Inc.                                                                   105,000          3,609,375

Oil & Gas - Production/Pipeline 4.4%
Coastal Corporation                                                                  300,000         22,631,250
Dynegy, Inc.                                                                         660,000         30,566,250
Enron Corporation                                                                    300,000         24,618,750
                                                                                                 --------------
                                                                                                     77,816,250
Oil & Gas - United States Exploration & Production 0.8%
Anadarko Petroleum Corporation                                                       220,000         14,091,000

Paper & Paper Products 0.2%
International Paper Company                                                          105,000          3,845,625

Retail - Department Stores 2.0%
Kohl's Corporation (b) (f)                                                           660,000         35,763,750

Retail - Drug Stores 0.9%
Walgreen Company                                                                     350,000         15,968,750

Retail/Wholesale - Building Products 0.5%
The Home Depot, Inc.                                                                 200,000          8,600,000

Retail/Wholesale - Computer/Cellular 0.1%
RadioShack Corporation                                                                30,000          1,788,750

Telecommunications - Equipment 8.2%
CIENA Corporation (b)                                                                244,600         25,713,575
Corning, Inc.                                                                        335,000         25,627,500
JDS Uniphase Corporation (b) (f)                                                     325,000         26,446,875
Qualcomm, Inc. (b)                                                                    50,000          3,255,469
SDL, Inc. (b)                                                                        250,000         64,812,500
                                                                                                 --------------
                                                                                                    145,855,919
Tobacco 0.1%
Philip Morris Companies, Inc.                                                         50,000     $    1,831,250

Transportation - Airline 0.2%
Southwest Airlines Company                                                           138,100          3,935,850

Utility - Electric Power 1.3%
Duke Energy Corporation                                                              225,000         19,448,438
Entergy Corporation                                                                   80,000          3,065,000
                                                                                                 --------------
                                                                                                     22,513,438
---------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,147,628,795)                                                         1,588,641,975
---------------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks 0.2%
SEI Trust I Series A 6.25%                                                            60,000          3,637,500
---------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $3,000,000)                                                  3,637,500
---------------------------------------------------------------------------------------------------------------

Convertible Bonds 2.1%
Juniper Networks, Inc. Subordinated Notes,
        4.75%, Due 3/15/07                                                     $   3,750,000          5,231,250
ONI Systems Corporation Subordinated Notes,
        5.00%, Due 10/15/05                                                       10,000,000         10,487,500
Redback Networks, Inc. Subordinated Notes,
        5.00%, Due 4/01/07                                                         2,500,000          2,171,875
Veritas Software Corporation/Veritas Operating
        Corporation Subordinated Notes,
        1.856%  Due 8/13/06                                                        5,000,000         19,750,000
---------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $19,671,168)                                                           37,640,625
---------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 11.8%
Commmercial Paper 0.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                                          2,249,800          2,249,800
Sara Lee Corporation, 6.22%                                                        2,136,700          2,136,700
Wisconsin Electric Power Company, 6.22%                                            1,406,000          1,406,000
                                                                                                 --------------
                                                                                                      5,792,500
Repurchase Agreements 11.5%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
        Due 11/1/00 (Repurchase proceeds
        $203,337,046); Collateralized by:
        United States Government &
        Agency Issues (e)                                                        203,300,000        203,300,000
---------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $209,092,500)                                                    209,092,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Total Investments in Securities
      (Cost $1,379,392,463) 103.9%                                                                1,839,012,600
Other Assets and Liabilities, Net (3.9%)                                                            (69,582,238)
---------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                               $ 1,769,430,362
---------------------------------------------------------------------------------------------------------------

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------------------------
                                                                                   Contracts        Premiums
---------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                               8,530     $    7,482,173
Options written during the year                                                      139,390        249,197,898
Options closed                                                                      (135,041)      (241,245,237)
Options expired                                                                           --                 --
Options exercised                                                                         (9)           (15,932)
                                                                               -------------     --------------
Options outstanding at end of year                                                    12,870     $   15,418,902
                                                                               =============     ==============

Closed options resulted in capital loss of $36,258,303.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                              October 31, 2000
------------------------------------------------------------------------------------------------
                   STRONG LARGE CAP GROWTH FUND (continued)

------------------------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL
------------------------------------------------------------------------------------------------

                                                                      Contracts
                                                                     (100 shares       Value
                                                                    per contract)     (Note 2)
------------------------------------------------------------------------------------------------
Brocade Communications Systems, Inc.
        (Strike Price is $210. Expiration date is 12/15/00.
        Premium received is $1,997,533.)                                800         ($ 2,705,000)
Cisco Systems, Inc.
        (Strike Price is $50. Expiration date is 11/17/00.
        Premium received is $360,988.)                                  500             (315,625)
        (Strike Price is $50. Expiration date is 12/15/00.
        Premium received is $1,293,956.)                              2,000           (1,575,000)
EMC Communications Corporation
        (Strike Price is $85. Expiration date is 12/15/00.
        Premium received is $3,797,811.)                              4,850           (5,153,125)
JDS Uniphase Corporation
        (Strike Price is $90. Expiration date is 11/17/00.
        Premium received is $482,905.)                                  550             (175,313)
        (Strike Price is $75. Expiration date is 12/15/00.
        Premium received is $1,776,691.)                              1,500           (1,968,750)
Juniper Networks, Inc.
        (Strike Price is $220. Expiration date is 11/17/00.
        Premium received is $1,684,857.)                                800             (750,000)
        (Strike Price is $180. Expiration date is 12/15/00.
        Premium received is $1,542,479.)                                500           (1,850,000)
Kohl's  Corporation
        (Strike Price is $60. Expiration date is 1/19/01.
        Premium received is $71,638.)                                   120              (44,250)
PMC-Sierra, Inc.
        (Strike Price is $155. Expiration date is 12/15/00.
        Premium received is $2,410,044.)                              1,250           (3,468,750)
                                                                   --------         ------------
                                                                     12,870         ($18,005,813)
                                                                   ========         ============

-----------------------------------------------------------------------------------------------
                         STRONG LIMITED RESOURCES FUND

                                                                   Shares or
                                                                   Principal         Value
                                                                   Amount            (Note 2)
-----------------------------------------------------------------------------------------------

Common Stocks 95.8%
Building Products - Wood 3.4%
Weyerhaeuser Company                                                  3,500          $   164,281
Willamette Industries, Inc.                                           6,200              225,138
                                                                                     -----------
                                                                                         389,419
Chemicals - Basic 1.5%
The Dow Chemical Company                                              5,500              168,437

Chemicals - Specialty 4.4%
Cabot Corporation                                                    13,000              286,000
OM Group, Inc.                                                        2,500              115,625
Praxair, Inc.                                                         2,500               93,125
                                                                                     -----------
                                                                                         494,750
Diversified Operations 3.1%
E.I. Du Pont de Nemours & Company                                     7,800              353,925

Electrical - Control Instruments 0.4%
SatCon Technology Corporation (b)                                     2,000               51,000

Metal Ores - Non Ferrous 2.6%
Alcoa, Inc.                                                           6,200              177,863
Phelps Dodge Corporation                                              2,500              116,875
                                                                                     -----------
                                                                                         294,738

Oil & Gas - Canadian Exploration & Production 3.3%
Gulf Canada Resources, Ltd. ADR (b)                                  52,000              221,000
Talisman Energy, Inc. (b)                                             5,000              155,312
                                                                                     -----------
                                                                                         376,312
Oil & Gas - Drilling 7.4%
ENSCO International, Inc.                                             6,000          $   199,500
Nabors Industries, Inc. (b)                                           4,500              229,050
Rowan Companies, Inc. (b)                                             6,500              163,719
Transocean Sedco Forex, Inc.                                          4,606              244,118
                                                                                     -----------
                                                                                         836,387
Oil & Gas - Field Services 2.4%
Halliburton Company                                                   3,000              111,188
Schlumberger, Ltd.                                                    2,100              159,863
                                                                                     -----------
                                                                                         271,051
Oil & Gas - International Integrated 12.1%
Chevron Corporation                                                   3,400              279,225
Exxon Mobil Corporation                                               6,500              579,719
Royal Dutch Petroleum Company                                         8,600              510,625
                                                                                     -----------
                                                                                       1,369,569
Oil & Gas - Machinery/Equipment 8.4%
Cooper Cameron Corporation (b)                                        3,500              190,750
Grant Prideco, Inc. (b)                                              13,000              241,312
National-Oilwell, Inc. (b)                                            7,000              204,750
Smith International, Inc. (b)                                         2,400              169,200
Weatherford International, Inc. (b)                                   4,000              146,000
                                                                                     -----------
                                                                                         952,012
Oil & Gas - Production/Pipeline 9.4%
Coastal Corporation                                                   5,000              377,188
El Paso Energy Corporation                                            3,500              219,406
Enron Corporation                                                     2,400              196,950
Western Gas Resources, Inc.                                          12,500              274,219
                                                                                     -----------
                                                                                       1,067,763
Oil & Gas - Refining/Marketing 0.4%
Syntroleum Corporation (b)                                            2,500               48,750

Oil & Gas - United States Exploration & Production 15.7%
Anadarko Petroleum Corporation                                        7,000              448,350
Apache Corporation                                                    4,000              221,250
Devon Energy Corporation                                              4,000              201,600
EOG Resources, Inc.                                                   8,000              315,000
Harken Energy Corporation (b)                                        60,000               26,250
McMoRan Exploration Company (b)                                       6,500               77,675
Noble Affiliates, Inc.                                                3,500              128,406
Ocean Energy, Inc. (b)                                               15,000              208,125
Spinnaker Exploration Company (b)                                     5,000              151,250
                                                                                     -----------
                                                                                       1,777,906
Oil & Gas - United States Integrated 7.4%
Amerada Hess Corporation                                              5,000              310,000
Transmontaigne, Inc. (b)                                             10,000               38,750
USX-Marathon Group                                                   18,200              494,812
                                                                                     -----------
                                                                                         843,562
Paper & Paper Products 1.3%
Kimberly-Clark Corporation                                            2,200              145,200

Steel - Producers 0.3%
USX-US Steel Group                                                    2,000               31,875

Utility - Electric Power 5.3%
CMS Energy Corporation                                                9,000              243,000
Duke Energy Corporation                                               3,100              267,956
Unisource Energy Corporation                                          6,000               89,625
                                                                                     -----------
                                                                                         600,581
Utility - Gas Distribution 7.0%
Equitable Resources, Inc.                                             6,000              348,000
Oneok, Inc.                                                           4,500              178,312
Questar Corporation                                                  10,000              270,625
                                                                                     -----------
                                                                                         796,937
------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $9,116,130)                                                 10,870,174
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                   STRONG LIMITED RESOURCES FUND (continued)

                                                                   Shares or
                                                                   Principal      Value
                                                                   Amount         (Note 2)
-------------------------------------------------------------------------------------------
Short-Term Investments (a) 2.7%
Commercial Paper
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                      $   304,700      $   304,700
Wisconsin Electric Power Company, 6.22%                                100              100
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $304,800)                                        304,800
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $9,420,930) 98.5%                          11,174,974
Other Assets and Liabilities, Net 1.5%                                              172,842
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $11,347,816
===========================================================================================
-------------------------------------------------------------------------------------------

                           STRONG BLUE CHIP 100 FUND
                                                                  Shares or
                                                                  Principal       Value
                                                                   Amount        (Note 2)
-------------------------------------------------------------------------------------------

Common Stocks 99.0%
Aerospace - Defense 0.3%
The Boeing Company                                                  30,800    $   2,088,625

Aerospace - Defense Equipment 0.2%
United Technologies Corporation                                     15,800        1,103,037

Auto Manufacturers - Domestic 0.5%
Ford Motor Company                                                  64,900        1,695,512
General Motors Corporation                                          18,300        1,136,888
                                                                              -------------
                                                                                  2,832,400

Banks - Money Center 6.5%
Bank of America Corporation                                         56,418        2,711,590
The Bank of New York Company, Inc.                                  25,400        1,462,087
The Chase Manhattan Corporation                                    244,700       11,133,850
Citigroup, Inc.                                                    469,966       24,731,961
                                                                              -------------
                                                                                 40,039,488
Banks - Super Regional 0.9%
Bank One Corporation                                                39,640        1,446,860
FleetBoston Financial Corporation                                   31,000        1,178,000
Wells Fargo Company                                                 56,400        2,612,025
                                                                              -------------
                                                                                  5,236,885
Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.                                      30,900        1,413,675

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                               84,800        5,119,800
PepsiCo, Inc.                                                       49,500        2,397,656
                                                                              -------------
                                                                                  7,517,456
Computer - Manufacturers 7.2%
Compaq Computer Corporation                                         58,400        1,775,944
Dell Computer Corporation (b)                                       88,800        2,619,600
Hewlett-Packard Company                                             68,400        3,176,325
International Business Machines Corporation                         60,100        5,919,850
Palm, Inc. (b)                                                      19,100        1,023,044
Sun Microsystems, Inc. (b)                                         270,100       29,947,337
                                                                              -------------
                                                                                 44,462,100
Computer - Memory Devices 6.6%
EMC Communications Corporation (b)                                 264,600       23,565,937
Network Appliance, Inc. (b)                                        145,700       17,338,300
                                                                              -------------
                                                                                 40,904,237
Computer - Services 0.2%
Automatic Data Processing, Inc.                                     21,600        1,410,750

Computer Software - Desktop 2.0%
Microsoft Corporation (b)                                          180,100       12,404,387

Computer Software - Enterprise 11.2%
i2 Technologies, Inc. (b)                                           56,800    $   9,656,000
Oracle Systems Corporation (b)                                     432,800       14,282,400
Siebel Systems, Inc. (b)                                           209,200       21,952,925
Veritas Software Corporation                                       163,800       23,098,359
                                                                              -------------
                                                                                 68,989,684
Cosmetics - Personal Care 0.2%
The Gillette Company                                                36,200        1,262,475

Diversified Operations 1.4%
E.I. Du Pont de Nemours & Company                                   35,800        1,624,425
Minnesota Mining & Manufacturing Company                            13,600        1,314,100
Pharmacia Corporation                                               44,416        2,442,880
Tyco International, Ltd.                                            57,600        3,265,200
                                                                              -------------
                                                                                  8,646,605
Electrical - Equipment 5.0%
General Electric Company                                           564,675       30,951,248

Electronics - Semiconductor Equipment 1.7%
Applied Materials, Inc. (b)                                        202,800       10,773,750

Electronics - Semiconductor Manufacturing 4.1%
Analog Devices, Inc. (b)                                            12,200          793,000
Intel Corporation                                                  229,800       10,341,000
Texas Instruments, Inc.                                            291,000       14,277,187
                                                                              -------------
                                                                                 25,411,187
Finance - Investment Brokers 1.3%
The Charles Schwab Corporation                                      47,300        1,661,412
The Goldman Sachs Group, Inc.                                       15,400        1,537,113
Merrill Lynch & Company, Inc.                                       27,600        1,932,000
Morgan Stanley, Dean Witter & Company                               38,600        3,100,062
                                                                              -------------
                                                                                  8,230,587
Finance - Mortgage & Related Services 0.7%
Federal Home Loan Mortgage Corporation                              23,700        1,422,000
Federal National Mortgage Association                               34,600        2,664,200
                                                                              -------------
                                                                                  4,086,200
Financial Services - Miscellaneous 0.4%
American Express Company                                            45,600        2,736,000

Insurance - Brokers 2.3%
Marsh & McLennan Companies, Inc.                                   109,300       14,290,975

Insurance - Property/Casualty/Title 2.8%
American International Group, Inc.                                 178,962       17,538,276

Internet - Internet Service Provider/Content 0.8%
America Online, Inc. (b)                                            78,800        3,973,884
Yahoo! Inc. (b)                                                     18,700        1,096,288
                                                                              -------------
                                                                                  5,070,172
Internet - Network Security/Solutions 5.5%
Cisco Systems, Inc. (b)                                            242,900       13,086,238
Juniper Networks, Inc. (b)                                         100,800       19,656,000
VeriSign, Inc. (b)                                                   6,600          871,200
                                                                              -------------
                                                                                 33,613,438
Internet - Software 0.2%
Ariba, Inc. (b)                                                      8,400        1,061,550

Leisure - Services 0.4%
The Walt Disney Company (b)                                         71,600        2,564,175

Media - Cable TV 2.7%
AT&T Corporation - Liberty Media Group
        Class A (b)                                                 81,400        1,465,200
Comcast Corporation Class A (b)                                     31,000        1,263,250
Time Warner, Inc.                                                  181,700       13,792,847
                                                                              -------------
                                                                                 16,521,297

SCHEDULES OF INVESTMENT IN SECURITIES (continued)                 October 31, 2000
----------------------------------------------------------------------------------
                     STRONG BLUE CHIP 100 FUND (continued)
                                                            Shares or
                                                            Principal      Value
                                                             Amount        (Note 2)
-----------------------------------------------------------------------------------
Media - Radio/Tv 0.7%
Clair Channel Communications, Inc. (b)                      19,900      $ 1,195,244
Viscom, Inc. Class B (b)                                    52,074        2,961,709



Medical - Biomedical/Genetics 0.6%
Amgen, Inc. (b)                                             25,200        2,099,400
Genentech, Inc. (b)                                         17,800        1,469,500
                                                                        -----------
                                                                          3,507,900


Medical - Drug/Diversified 3.3%
Abbott Laboratories                                         53,200        2,809,625
Bristol-Myers Squibb Company                                67,100        4,066,906
Johnson & Johnson                                          147,600       19,597,650
                                                                        -----------
                                                                         20,496,101


Medical - Ethical Drugs 4.1%
American Home Products Corporation                          44,600        2,832,100
Eli Lilly & Company                                         38,600        3,449,075
Merck & Company, Inc.                                       78,700        7,078,081
Pfizer, Inc.                                               216,125        9,333,898
Schering-Plough Corporation                                 50,200        2,594,713
                                                                        -----------
                                                                         25,200,667

Medical - Instruments 0.4%
Medtronic, Inc.                                             41,000        2,226,813


Oil & Gas - Field Services 4.3%
Schlumberger, Ltd.                                         345,100       26,270,738


Oil & Gas - International Integrated 2.2%
Chevron Corporation                                         22,400        1,039,600
Exxon Mobil Corporation                                    119,155       10,627,137
Texaco, Inc.                                                18,800        1,110,375
                                                                        -----------
                                                                         13,577,111
Oil & Gas - Production/ Pipeline 0.2%
Enron Corporation                                           25,300        2,076,101


Paper & Paper Products 0.2%
Kimberley-Clark Corporation                                 18,400        1,214,400

Retail - Drug Stores 0.3%
Walgreen Company                                            34,600        1,575,625


Retail - Major Discount Chains 2.4%
Wal-Mart Stores, Inc.                                      129,700       14,960,138


Retail - Restaurants 0.2%
McDonald's Corporation                                      45,400        1,407,400


Retail/Wholesale - Building Products 0.6%
The Home Depot, Inc.                                        79,400        9,414,200


Soup & Cleaning Preparations 0.7%
Colgate Palmolive Company                                   19,800        1,163,440
The Procter & Gamble Company                                44,800        3,200,400
                                                                        -----------
                                                                          4,363,848
Telecommunications - Cellular 0.7%
AT&T Wireless Group (b)                                     78,800        1,965,075
Nextel Communications, Inc. Class A (b)                     26,100        1,001,219
Sprint Corporation - PSC Group (b)                          31,800        1,212,375
                                                                        -----------
                                                                          4,180,669
Telecommunications - Equipment 0.8%
CIEMA Corporation (b)                                        9,700        1,019,713
Corning, Inc.                                              210,200       16,060,300
JDS Uniphase Corporation (b)                               168,100       13,679,199
Lucent Technologies, Inc.                                  114,500        2,669,281
Motorola, Inc.                                              74,700        1,862,831
Nortel Networks Corporation                                102,000        4,641,000
Qualcomm, Inc. (b)                                          25,600        1,666,800
                                                                        -----------
                                                                         41,619,083

Telecommunicatons - Services 2.7%
AT&T Corporation                                           128,837        2,987,408
BellSouth Corporation                                       64,200        3,101,663
Qwest Communications International, Inc. (b)                57,060        2,774,542
WorldCom, Inc. (b)                                          93,162        5,385,350
                                                            94,385        2,340,661
                                                                        -----------
                                                                         16,589,644
Tobacco 0.5%
Philip Morris Companies, Inc.                               77,100        2,823,700


Transportation - Air Freight 0.4%
United Parcel Service, Inc. Class B                         39,200        2,381,400



                                                             Shares or
                                                             Principal             Value
                                                              Amount              (Note 2)
--------------------------------------------------------------------------------------------
Utility - Telephone 1.1%
SBC Communications, Inc.                                           115,928        6,687,597
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $489,638,969)                                         609,981,976
-------------------------------------------------------------------------------------------

Short-Term Investments (a) 2.4%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                    $   2,214,700        2,214,700
Sara Lee Corporation, 6.22%                                        896,000          896,000
Wisconsin Electric Power Company, 6.22%                              1,000            1,000
                                                                              -------------
                                                                                  3,111,700
Repurchase Agreements 1.9%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
        Due 11/01/00 (Repurchase proceeds
        $12,002,187); Collateralized by:
        United States Government &
        Agency Issues (e)                                       12,000,000       12,000,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,111,700)                                  15,111,700
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $504,750,669) 101.4%                      625,093,676
Other Assets and Liabilities, Net (1.4%)                                         (8,687,022)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 616,406,654
===========================================================================================
-------------------------------------------------------------------------------------------

                         STRONG GROWTH AND INCOME FUND

                                                             Shares or
                                                             Principal             Value
                                                              Amount              (Note 2)
--------------------------------------------------------------------------------------------
Common Stocks 98.0%
Aerospace - Defense 1.7%
The Boeing Company                                            233,000         $ 15,800,312
Lockheed Martin Corporation                                   160,000            5,736,000
                                                                              ------------
                                                                                21,536,312
Aerospace - Defense Equipment 1.4%
United Technologies Corporation                               244,000           17,034,250

Banks - Money Center 4.9%
The Bank of New York Company, Inc.                            310,000           17,844,375
The Chase Manhattan Corporation                               117,000            5,323,500
Citigroup, Inc.                                               700,333           36,855,024
                                                                              ------------
                                                                                60,022,899
Banks - Super Regional 0.9%
State Street Corporation                                       53,000            6,611,220
Wells Fargo Company                                           110,000            5,094,375
                                                                              ------------
                                                                                11,705,595

--------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                 Shares or
                                                 Principal      Value
                                                  Amount       (Note 2)
--------------------------------------------------------------------------------
Beverages - Alcoholic 2.4%
Anheuser-Busch Companies, Inc.                     632,000     $28,914,000

Beverages - Soft Drinks 2.2%
The Coca-Cola Company                              210,000      12,678,750
PepsiCo, Inc.                                      285,000      13,804,687
                                                               -----------
                                                                26,483,437
Commercial Services - Advertising 0.3%
The Interpublic Group of Companies, Inc.            73,900       3,173,081

Computer - Local Networks 2.8%
Brocade Communications Systems, Inc. (b)           115,000      26,148,125
McDATA Corporation (b)                              96,000       8,002,500
                                                               -----------
                                                                34,150,625

Computer - Manufacturers 3.5%
Dell Computer Corporation (b)                      385,000      11,357,500
International Business Machines Corporation         76,900       7,574,650
Sun Microsystems, Inc. (b)                         225,000      24,946,875
                                                               -----------
                                                                43,879,025

Computer - Memory Devices 4.5%
EMC Communications Corporation (b)                 455,000      40,523,437
Network Appliance, Inc. (b)                        123,000      14,637,000
                                                               -----------
                                                                55,160,437

Computer Software - Desktop 2.9%
Microsoft Corporation (b)                          515,000      35,470,625

Computer Software - Enterprise 7.1%
i2 Technologies, Inc. (b)                           72,000      12,240,000
Oracle Systems Corporation (b)                     786,000      25,938,000
Siebel Systems, Inc. (b)                           307,000      32,215,812
Veritas Software Corporation                       121,000      17,062,891
                                                               -----------
                                                                87,456,703

Diversified Operations 2.0%
Pharmacia Corporation                              174,000       9,570,000
Tyco International, Ltd.                           258,000      14,625,375
                                                               -----------
                                                                24,195,375

Electrical - Equipment 5.7%
Emerson Electric Company                           140,000      10,281,250
General Electric Company                         1,110,500      60,869,281
                                                               -----------
                                                                71,150,531

Electronics - Semiconductor Manufacturing 4.7%
Applied Micro Circuits Corporation (b)              98,000       7,484,750
Intel Corporation                                  450,000      20,250,000
STMicroelectronics NV                              274,000      14,230,875
Texas Instruments, Inc.                            101,000       4,955,312
Xilinx, Inc. (b)                                   153,500      11,119,156
                                                               -----------
                                                                58,040,093

Finance - Consumer/Commercial Loans 1.0%
Household International, Inc.                      252,000      12,678,750

Finance - Investment Brokers 0.7%
Morgan Stanley, Dean Witter & Company              112,000       8,995,000

Finance - Mortgage & Related Services 2.7%
Federal Home Loan Mortgage Corporation             545,000      32,700,000

Financial Services - Miscellaneous 2.1%
American Express Company                           273,000      16,380,000
MBNA Corporation                                   235,000       8,827,187
                                                               -----------
                                                                25,207,187

Insurance - Brokers 1.4%
Marsh & McLennan Companies, Inc.                   131,000      17,128,250

Insurance - Property/Casualty/Title 3.5%
The Allstate Corporation                           364,000     $14,651,000
American International Group, Inc.                 243,000      23,814,000
XL Capital, Ltd. Class A                            52,000       3,997,500
                                                               -----------
                                                                42,462,500

Internet - Internet Service Provider/Content 1.2%
America Online, Inc. (b)                           292,000      14,725,560

Internet - Network Security/Solutions 6.8%
Cisco Systems, Inc. (b)                            775,000      41,753,125
Juniper Networks, Inc. (b)                         214,500      41,827,500
                                                               -----------
                                                                83,580,625

Internet - Software 1.2%
Ariba, Inc. (b)                                     57,000       7,203,375
BEA Systems, Inc. (b)                              108,000       7,749,000
                                                               -----------
                                                                14,952,375

Media - Books 0.4%
McGraw-Hill, Inc.                                   74,600       4,788,387

Media - Cable TV 1.6%
Comcast Corporation Class A (b)                    185,000       7,538,750
Time Warner, Inc.                                  165,000      12,525,150
                                                               -----------
                                                                20,063,900

Media - Radio/TV 0.7%
Viacom, Inc. Class B (b)                           157,225       8,942,172

Medical - Drug/Diversified 1.1%
Abbott Laboratories                                245,000      12,939,063

Medical - Ethical Drugs 7.6%
American Home Products Corporation                 265,000      16,827,500
Merck & Company, Inc.                              189,000      16,998,188
Pfizer, Inc.                                       935,000      40,380,313
Schering-Plough Corporation                        385,000      19,899,688
                                                               -----------
                                                                94,105,689

Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.                           108,000      11,812,500

Medical - Hospitals 0.9%
HCA-The Healthcare Company                         265,000      10,583,438

Oil & Gas - Field Services 1.1%
Schlumberger, Ltd.                                 182,000      13,854,750

Oil & Gas - International Integrated 3.8%
Chevron Corporation                                 91,000       7,473,375
Exxon Mobil Corporation                            323,000      28,807,563
Royal Dutch Petroleum Company                      169,000      10,034,375
                                                               -----------
                                                                46,315,313

Oil & Gas - Production/Pipeline 2.1%
Dynegy, Inc.                                       332,000      15,375,750
Enron Corporation                                  124,000      10,175,750
                                                               -----------
                                                                25,551,500

Retail - Drug Stores 0.5%
Walgreen Company                                   136,800       6,241,500

Retail - Major Discount Chains 1.6%
Wal-Mart Stores, Inc.                              427,000      19,375,125

Retail/Wholesale - Building Products 0.6%
The Home Depot, Inc.                               178,500       7,675,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 2000
-----------------------------------------------------------------------------
         STRONG GROWTH AND INCOME FUND(continued)

                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-----------------------------------------------------------------------------
Soap & Cleaning Preparations 1.3%
Colgate Palmolive Company                             70,000   $    4,113,200
The Procter & Gamble Company                         170,000       12,144,375
                                                               --------------
                                                                   16,257,575

Telecommunications - Equipment 1.5%
Nortel Networks Corporation                          295,000       13,422,500
SDL, Inc. (b)                                         19,500        5,055,375
                                                               --------------
                                                                   18,477,875

Telecommunications - Services 0.3%
McLeod, Inc. (b)                                     204,000        3,927,000

Utility - Electric Power 3.1%
Duke Energy Corporation                              441,000       38,118,938

Utility - Telephone 1.2%
SBC Communications, Inc.                             257,000       14,825,688

-----------------------------------------------------------------------------
Total Common Stocks (Cost $875,194,101)                         1,204,659,148
-----------------------------------------------------------------------------
Convertible Bonds 1.4%
Veritas Software Corporation Subordinated
  Notes, 5.25%, Due 11/01/04                     $ 1,165,000       17,304,619
-----------------------------------------------------------------------------
Total Convertible Bonds (Cost $16,597,982)                         17,304,619
-----------------------------------------------------------------------------
Short-Term Investments (a) 2.1%
Commercial Paper 0.1%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                          1,586,700        1,586,700
Sara Lee Corporation, 6.22%                              100              100
                                                               --------------
                                                                    1,586,800

Repurchase Agreements 2.0%
Barclays Capital Markets (Dated 10/31/00),
  6.53%, Due 11/01/00 (Repurchase proceeds
  $24,504,444); Collateralized by: United States
  Treasury Bonds (e)                              24,500,000       24,500,000
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,086,800)                    26,086,800
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $917,878,883) 101.5%      1,248,050,567
Other Assets and Liabilities, Net (1.5%)                          (18,836,645)
-----------------------------------------------------------------------------
Net Assets 100.0%                                              $1,229,213,922
=============================================================================

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------
                                                       Contracts     Premiums
-----------------------------------------------------------------------------
Options outstanding at beginning of year                  --        $      --
Options written during the year                          600          443,503
Options closed                                          (600)        (443,503)
Options expired                                           --               --
Options exercised                                         --               --
                                                        ----        ---------
Options outstanding at end of year                        --        $      --
                                                        ====        =========

Closed options resulted in a capital loss of $158,297.

-----------------------------------------------------------------------------
LEGEND
-----------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged or segregated to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f) All or a portion of these securities are held in conjunction with open written option contracts.
(g)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.


                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

                                                                       (In Thousands, Except Per Share Amounts)

                                                   Strong American  Strong Balanced  Strong Equity  Strong Large Cap  Strong Limited
                                                   Utilities Fund         Fund        Income Fund     Growth Fund     Resources Fund
                                                   --------------   ---------------  -------------  ----------------  --------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $15,400,
    $5,000, $10,500, $203,300 and $0, respectively)
    (Cost of $205,212, $317,671, $172,938,
    $1,379,392 and $9,421, respectively)              $  259,250       $  388,688      $  246,591     $1,839,012        $   11,175
  Receivable for Securities Sold                           2,733            5,006          20,371         41,822               165
  Receivable for Fund Shares Sold                            583               76              43            853                10
  Dividends and Interest Receivable                          479            3,215             165            579                 9
  Paydown Receivable                                          --               14              --             --                --
  Other Assets                                                 8               29               4             31                 8
                                                      ----------       ----------      ----------     ----------        ----------
  Total Assets                                           263,053          397,028         267,174      1,882,297            11,367

Liabilities:
  Payable for Securities and Options Purchased             1,967           25,084          14,604         94,586                --
  Written Options, at Value
    (Premiums Received of $0, $0, $0, $15,419 and
    $0, respectively)                                         --               --              --         18,006                --
  Payable for Fund Shares Redeemed                           752               30             121             32                 7
  Variation Margin Payable                                    --              271              --             --                --
  Accrued Operating Expenses and Other Liabilities            52              108              63            243                12
                                                      ----------       ----------      ----------     ----------        ----------
  Total Liabilities                                        2,771           25,493          14,788        112,867                19
                                                      ----------       ----------      ----------     ----------        ----------
Net Assets                                            $  260,282       $  371,535      $  252,386     $1,769,430        $   11,348
                                                      ==========       ==========      ==========     ==========        ==========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)       $  195,185       $  281,073      $  173,868     $1,140,021        $   10,619
  Undistributed Net Investment Income                        301            1,279              32             --                --
  Accumulated Net Realized Gain (Loss)                    10,758           17,472           4,833        172,376            (1,025)
  Net Unrealized Appreciation                             54,038           71,711          73,653        457,033             1,754
                                                      ----------       ----------      ----------     ----------        ----------
  Net Assets                                          $  260,282       $  371,535      $  252,386     $1,769,430        $   11,348
                                                      ==========       ==========      ==========     ==========        ==========

Capital Shares Outstanding
  (Unlimited Number Authorized)                           15,037           15,000          11,669         38,900             1,033

Net Asset Value Per Share                             $    17.31       $    24.77      $    21.63     $    45.49        $    10.98
                                                      ==========       ==========      ==========     ==========        ==========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2000

                                                                    (In Thousands, Except As Noted)

                                                                            Strong Blue Chip
                                                                                100 Fund
                                                                            ----------------
Assets:
  Investments in Securities, at Value (Cost of $504,751)                       $    625,094
  Receivable for Fund Shares Sold                                                       350
  Dividends and Interest Receivable                                                     285
  Other Assets                                                                            4
                                                                               ------------
  Total Assets                                                                      625,733

Liabilities:
  Payable for Securities Purchased                                                    8,973
  Payable for Fund Shares Redeemed                                                      176
  Accrued Operating Expenses and Other Liabilities                                      177
                                                                               ------------
  Total Liabilities                                                                   9,326
                                                                               ------------
Net Assets                                                                     $    616,407
                                                                               ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                $    470,638
  Undistributed Net Realized Gain                                                    25,426
  Net Unrealized Appreciation                                                       120,343
                                                                               ------------
  Net Assets                                                                   $    616,407
                                                                               ============

Investor Class ($ and shares in full)
  Net Assets                                                                   $616,373,518
  Capital Shares Outstanding (Unlimited Number Authorized)                       29,365,655

Net Asset Value Per Share                                                      $      20.99
                                                                               ============

Advisor Class ($ and shares in full)
  Net Assets                                                                   $     33,136
  Capital Shares Outstanding (Unlimited Number Authorized)                            1,582

Net Asset Value Per Share                                                      $      20.94
                                                                               ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2000

                                                                 (In Thousands, Except As Noted)

                                                                          Strong Growth
                                                                         and Income Fund
                                                                         ---------------
Assets:
  Investments in Securities, at Value (Cost of $917,879)                  $    1,248,051
  Receivable for Securities Sold                                                   5,089
  Receivable for Fund Shares Sold                                                    901
  Dividends and Interest Receivable                                                  381
  Other Assets                                                                        11
                                                                          --------------
  Total Assets                                                                 1,254,433

Liabilities:
  Payable for Securities Purchased                                                24,574
  Payable for Fund Shares Redeemed                                                   312
  Accrued Operating Expenses and Other Liabilities                                   333
                                                                          --------------
  Total Liabilities                                                               25,219
                                                                          --------------
Net Assets                                                                $    1,229,214
                                                                          ==============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                           $      891,560
  Undistributed Net Realized Gain                                                  7,482
  Net Unrealized Appreciation                                                    330,172
                                                                          --------------
  Net Assets                                                              $    1,229,214
                                                                          ==============

Investor Class ($ and shares in full)
  Net Assets                                                              $1,227,986,733
  Capital Shares Outstanding (Unlimited Number Authorized)                    43,337,637

Net Asset Value Per Share                                                 $        28.34
                                                                          ==============

Institutional Class ($ and shares in full)
  Net Assets                                                              $      772,125
  Capital Shares Outstanding (Unlimited Number Authorized)                        27,174

Net Asset Value Per Share                                                 $        28.41
                                                                          ==============

Advisor Class ($ and shares in full)
  Net Assets                                                              $      455,064
  Capital Shares Outstanding (Unlimited Number Authorized)                        16,084

Net Asset Value Per Share                                                 $        28.29
                                                                          ==============

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                                  (In Thousands)

                                                          Strong                       Strong        Strong      Strong
                                                          American        Strong       Equity      Large Cap     Limited
                                                         Utilities       Balanced      Income        Growth     Resources
                                                            Fund          Fund          Fund          Fund         Fund
                                                         ---------       --------      --------   ----------    ---------
Income:
  Dividends (net of foreign withholding taxes
    of $84, $16, $13, $62 and $1, respectively)           $ 6,689      $  2,647       $ 2,424       $  5,326      $    95
  Interest                                                    590        12,894           444          5,167           26
                                                          -------      --------       -------       --------      -------
  Total Income                                              7,279        15,541         2,868         10,493          121

Expenses:
  Investment Advisory Fees                                  1,282         2,314         1,370         10,937           63
  Administrative Fees                                         368           615           398          3,096           15
  Custodian Fees                                               28            18            10             83            2
  Shareholder Servicing Costs                                 422           665           340          1,982           22
  Reports to Shareholders                                      92           163           105            534            9
  Federal and State Registration Fees                          25            32            40             53           23
  Other                                                        30            42            41            137           12
                                                          -------      --------       -------       --------      -------
  Total Expenses before Waivers, Absorptions
      and Fees Paid Indirectly by Advisor                   2,247         3,849         2,304         16,822          146
  Involuntary Expense Waivers and Absorptions                  --            --            --             --           (5)
  Fees Paid Indirectly by Advisor                              (2)           (3)           --            (32)          --
                                                          -------      --------       -------       --------      -------
  Expenses, Net                                             2,245         3,846         2,304         16,790          141
                                                          -------      --------       -------       --------      -------
Net Investment Income (Loss)                                5,034        11,695           564         (6,297)         (20)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                            12,005        19,389         4,892        233,307          107
    Futures Contracts and Options                              --          (928)         (110)       (36,061)          --
                                                          -------      --------       -------       --------      -------
    Net Realized Gain                                      12,005        18,461         4,782        197,246          107
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                            11,819       (11,900)       10,740        154,519        1,332
    Futures Contracts and Options                              --           967            --         (3,979)          --
                                                          -------      --------       -------       --------      -------
    Net Change in Unrealized Appreciation/Depreciation     11,819       (10,933)       10,740        150,540        1,332
                                                          -------      --------       -------       --------      -------
Net Gain on Investments                                    23,824         7,528        15,522        347,786        1,439
                                                          -------      --------       -------       --------      -------
Net Increase in Net Assets
  Resulting from Operations                               $28,858      $ 19,223       $16,086       $341,489      $ 1,419
                                                          =======      ========       =======       ========      =======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                       (In Thousands)

                                                                            Strong
                                                                         Blue Chip
                                                                          100 Fund
                                                                         ---------
Income:
  Dividends (net of foreign withholding taxes of $2)                      $  3,433
  Interest                                                                     362
                                                                          --------
  Total Income                                                               3,795

Expenses:
  Investment Advisory Fees                                                   3,429
  Administrative Fees - Investor Class                                       1,039
  Custodian Fees                                                                40
  Shareholder Servicing Costs - Investor Class                               1,463
  Reports to Shareholders - Investor Class                                     436
  Transfer Agency Banking Charges - Investor Class                               7
  Other                                                                        124
                                                                          --------
  Total Expenses                                                             6,538
                                                                          --------
Net Investment Loss                                                         (2,743)

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                          31,778
  Net Change in Unrealized Appreciation/Depreciation on Investments         42,149
                                                                          --------
Net Gain on Investments                                                     73,927
                                                                          --------
Net Increase in Net Assets Resulting from Operations                      $ 71,184
                                                                          ========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                       (In Thousands)

                                                                            Strong
                                                                          Growth and
                                                                         Income Fund
                                                                         -----------
Income:
  Dividends (net of foreign withholding taxes of $72)                      $   7,936
  Interest                                                                       196
                                                                           ---------
  Total Income                                                                 8,132

Expenses:
  Investment Advisory Fees                                                     6,930
  Administrative Fees - Investor Class                                         1,980
  Custodian Fees                                                                  36
  Shareholder Servicing Costs - Investor Class                                 2,289
  Reports to Shareholders - Investor Class                                       563
  Transfer Agency Banking Charges - Investor Class                                 5
  Other                                                                          238
                                                                           ---------
  Total Expenses                                                              12,041
                                                                           ---------
Net Investment Loss                                                           (3,909)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
     Investments                                                              11,123
     Options Contracts                                                          (705)
                                                                           ---------
     Net Realized Gain                                                        10,418
  Net Change in Unrealized Appreciation/Depreciation on Investments           92,176
                                                                           ---------

Net Gain on Investments                                                      102,594
                                                                           ---------
Net Increase in Net Assets Resulting from Operations                       $  98,685
                                                                           =========

                      See Notes to Financial Statements.
34

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                          Strong American Utilities Fund            Strong Balanced Fund
                                                          -------------------------------     -------------------------------
                                                            Year Ended        Year Ended        Year Ended        Year Ended
                                                          Oct. 31, 2000     Oct. 31, 1999     Oct. 31, 2000     Oct. 31, 1999
                                                          -------------     -------------     -------------     -------------
                                                                                                   (Note 1)
Operations:
  Net Investment Income                                        $   5,034         $   5,420         $  11,695       $   9,723
  Net Realized Gain                                               12,005            22,724            18,461           9,892
  Net Change in Unrealized Appreciation/Depreciation              11,819            (2,801)          (10,933)         41,258
                                                               ---------         ---------         ---------       ---------
  Net Increase in Net Assets Resulting from
     Operations                                                   28,858            25,343            19,223          60,873
Distributions:
  From Net Investment Income                                      (4,846)           (5,845)          (11,742)         (9,224)
  From Net Realized Gains                                        (23,398)           (8,562)          (10,681)             --
                                                               ---------         ---------         ---------       ---------
  Total Distributions                                            (28,244)          (14,407)          (22,423)         (9,224)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital Share
     Transactions                                                 14,937            19,530            30,827           3,867
                                                               ---------         ---------         ---------       ---------
Total Increase in Net Assets                                      15,551            30,466            27,627          55,516
Net Assets:
  Beginning of Year                                              244,731           214,265           343,908         288,392
                                                               ---------         ---------         ---------       ---------
  End of Year                                                  $ 260,282         $ 244,731         $ 371,535       $ 343,908
                                                               =========         =========         =========       =========

                                                             Strong Equity Income Fund          Strong Large Cap Growth Fund
                                                          -------------------------------     -------------------------------
                                                            Year Ended        Year Ended        Year Ended        Year Ended
                                                          Oct. 31, 2000     Oct. 31, 1999     Oct. 31, 2000     Oct. 31, 1999
                                                          -------------     -------------     -------------     -------------
                                                                                                   (Note 1)
Operations:
  Net Investment Income (Loss)                               $       564      $       567         ($   6,297)    ($      792)
  Net Realized Gain                                                4,782            5,122            197,246         234,855
  Net Change in Unrealized Appreciation/Depreciation              10,740           27,461            150,540         144,582
                                                             -----------      -----------         ----------     -----------
  Net Increase in Net Assets Resulting from Operations            16,086           33,150            341,489         378,645
Distributions:
  From Net Investment Income                                        (532)            (639)                --              --
  In Excess of Net Investment Income                                  --               --                 --            (195)
  From Net Realized Gains                                         (4,182)              --           (238,888)        (11,003)
                                                             -----------      -----------         ----------     -----------
  Total Distributions                                             (4,714)            (639)          (238,888)        (11,198)
Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                              59,236          (21,489)           413,605          23,129
                                                             -----------      -----------         ----------     -----------
Total Increase in Net Assets                                      70,608           11,022            516,206         390,576
Net Assets:
  Beginning of Year                                              181,778          170,756          1,253,224         862,648
                                                             -----------      -----------         ----------      ----------
  End of Year                                                $   252,386      $   181,778         $1,769,430      $1,253,224
                                                             ===========      ===========         ==========      ==========


                       See Notes to Financial Statements

-----------------------------------------------------------------------------

                                                                                         (In Thousands)

                                                                                  Strong Limited Resources Fund
                                                                                  ------------------------------
                                                                                   Year Ended       Year Ended
                                                                                  Oct. 31, 2000    Oct. 31, 1999
                                                                                  -------------    -------------
Operations:
   Net Investment Loss                                                             ($     20)       ($    15)
   Net Realized Gain (Loss) on Investments                                               107            (465)
   Net Change in Unrealized Appreciation/Depreciation on Investments                   1,332           1,071
                                                                                    --------         -------
   Net Increase in Net Assets Resulting from Operations                                1,419             591

Distributions In Excess of Net Investment Income                                          --              (8)

Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                          3,822             578
                                                                                    --------         -------
Total Increase in Net Assets                                                           5,241           1,161

Net Assets:
   Beginning of Year                                                                   6,107           4,946
                                                                                    --------         -------
   End of Year                                                                      $ 11,348         $ 6,107
                                                                                    ========         =======

                                                                                  Strong Blue Chip 100 Fund
                                                                              ---------------------------------
                                                                                Year Ended        Year Ended
                                                                               Oct. 31, 2000     Oct. 31, 1999
                                                                              ---------------   ---------------
Operations:
   Net Investment Loss                                                            ($   2,743)     ($   1,011)
   Net Realized Gain (Loss) on Investments                                            31,778          (1,779)
   Net Change in Unrealized Appreciation/Depreciation on Investments                  42,149          70,997
                                                                                   ---------      ---------
   Net Increase in Net Assets Resulting from Operations                               71,184         68,207

Distributions From Net Investment Income - Investor Class                                 --             (6)

Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions                         60,383        326,731
                                                                                   ---------      ---------
Total Increase in Net Assets                                                         131,567        394,932

Net Assets:
   Beginning of Year                                                                 484,840         89,908
                                                                                   ---------      ---------
   End of Year                                                                     $ 616,407      $ 484,840
                                                                                   =========      =========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                              (In Thousands)

                                                                                       Strong Growth and Income Fund
                                                                                       -----------------------------
                                                                                        Year Ended      Year Ended
                                                                                       Oct. 31, 2000   Oct. 31, 1999
                                                                                       -------------   -------------
Operations:
     Net Investment Loss                                                              ($     3,909)      ($    932)
     Net Realized Gain                                                                      10,418           5,774
     Net Change in Unrealized Appreciation/Depreciation on Investments                      92,176         162,221
                                                                                       -----------       ---------
     Net Increase in Net Assets Resulting from Operations                                   98,685         167,063

Distributions:
     From Net Investment Income - Investor Class                                                --             (59)
     From Net Realized Gains - Investor Class                                                 (865)             --
                                                                                       -----------       ---------
     Total Distributions                                                                      (865)            (59)
Capital Share Transactions (Note 4):
     Net Increase in Net Assets from Capital Share Transactions                            269,932         295,570
                                                                                       -----------       ---------
Total Increase in Net Assets                                                               367,752         462,574

Net Assets:
     Beginning of Year                                                                     861,462         398,888
                                                                                       -----------       ---------
     End of Year                                                                       $ 1,229,214       $ 861,462
                                                                                       ===========       =========

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Growth and Income Funds (formerly the Strong Conservative Equity Funds) (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong American Utilities Fund/(3)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Balanced Fund, Inc./(1)(2)/ (formerly Strong Asset Allocation Fund, Inc.)
     - Strong Equity INcome Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Large Cap Growth Fund, Inc./(1)(2)/(formerly Strong Total Return Fund, Inc.)
     - Strong Limited Resources Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Blue Chip 100 Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Growth and Income Fund/(2)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)

       /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.
       /(2)/  Diversified Fund
       /(3)/  Non-Diversified Fund

     Effective March 1, 2000, the Strong Blue Chip 1000 Fund has issued two classes of shares: Investor Class and Advisor Class and Strong Growth and Income Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Shares held prior to March 1, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Effective November 30, 2000, Strong Equity Income Fund changed its name to Strong Advisor U.S. Value Fund and introduced four new classes of shares for distribution.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation-- Security of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2000 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                          Aggregate    Aggregate   Percent of
                                            Cost       Fair Value  Net Assets
                                         ----------    ----------  ----------
          Strong Balanced Fund           $2,150,710    $2,191,538     0.6%
          Strong Large Cap Growth Fund    5,000,000     5,000,000     0.3%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each fund generally pays dividends from net investment income quarterly and distributes any net capital gains and it realizes losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

-------------------------------------------------------------------------------

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

--------------------------------------------------------------------------------
October 31, 2000

                                                                                                                     Administrative
                                                                     Administrative Fees -   Administrative Fees -   Fees-  Advisor
                                     Advisory Fees   Advisory Fees      Investor Class       Institutional Class     Class March 1,
                                     Nov. 1, 1999-   March 1, 2000-     March 1, 2000-          March 1, 2000-       2000 - Oct. 31,
                                     Feb. 29, 2000   Oct. 31, 2000      Oct. 31, 2000           Oct. 31, 2000             2000
                                     -------------   --------------   --------------------   --------------------    ---------------
     Strong American Utilities Fund      0.75%            0.50%              0.25%                        *                   *
     Strong Balanced Fund                0.85%**          0.60%***           0.25%                        *                   *
     Strong Equity Income Fund           0.80%            0.55%              0.25%                        *                   *
     Strong Large Cap Growth Fund        0.85%**          0.60%***           0.25%                        *                   *
     Strong Limited Resources Fund       1.00%            0.75%              0.25%                        *                   *
     Strong Blue Chip 100 Fund           0.75%            0.50%              0.25%                     ****                0.25%
     Strong Growth and Income Fund       0.80%            0.55%              0.25%                     0.02%               0.25%

     * Strong American Utilities Fund, Strong Balanced Fund, Strong Equity Income Fund, Strong Large Cap Growth Fund and Strong Limited Resources Fund do not offer Institutional or Advisor Class shares.
     ** The investment advisory fees are 0.85% of the first $35 million and 0.80% thereafter.
     *** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.
     **** Strong Blue Chip 100 Fund does not offer Institutional Class shares.

     Based on the terms of the advisory agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations, except where indicated. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the year ended October 31, 2000 totaled $674,814.

     Scarborough Investment Advisers LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     Strong Blue Chip 100 Fund and Strong Growth and Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the period ended October 31, 2000, the Strong Blue Chip 100 Fund and the Strong Growth and Income Fund incurred 12b-1 fees of $53 and $297, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, for the year ended October 31, 2000 is as follows:

                                            Payable to      Shareholder Servicing     Transfer Agency     Unaffiliated
                                            Advisor at       and Other Expenses           Banking          Directors'
                                           Oct. 31, 2000       Paid to Advisor       Charges/(Credits)        Fees
                                           -------------    ---------------------    -----------------    ------------
     Strong American Utilities Fund          $  34,700          $  423,494              ($  2,147)          $   4,098
     Strong Balanced Fund                       62,408             666,954                 (2,990)              6,705
     Strong Equity Income Fund                  30,483             340,761                  1,587               3,664
     Strong Large Cap Growth Fund              178,902           1,988,366                (32,263)             28,874
     Strong Limited Resources Fund               4,924              22,080                  1,786                 861
     Strong Blue Chip 100 Fund                 126,150           1,468,359                  6,634              10,218
     Strong Growth and Income Fund             202,736           2,295,860                  5,352              17,505

     The Advisor owns 43% of the outstanding Advisor Class shares of the Strong Blue Chip 100 Fund.

4.      Capital Share Transactions

                                                                   Strong American                            Strong
                                                                   Utilities Fund                          Balanced Fund
                                                            ---------------------------------      ---------------------------------
                                                             Year Ended         Year Ended          Year Ended         Year Ended
                                                            Oct. 31, 2000      Oct. 31, 1999       Oct. 31, 2000      Oct. 31, 1999
                                                            -------------      -------------       -------------      --------------
                                                                                                      (Note 1)
Capital Share Transactions of Each of
     the Funds Were as Follows:
     Proceeds from Shares Sold                              $ 124,348,888    $ 108,125,690          $ 194,253,343    $  61,187,544
     Proceeds from Reinvestment of Distributions               26,597,194       13,629,156             21,601,175        8,843,599
     Payment for Shares Redeemed                             (136,009,060)    (102,224,773)          (185,027,305)     (66,164,564)
                                                            -------------    -------------          -------------    -------------
     Net Increase in Net Assets from Capital
        Share Transactions                                  $  14,937,022    $  19,530,073          $  30,827,213    $   3,866,579
                                                            =============    =============          =============    =============
Transactions in Shares of Each of
     the Funds Were as Follows:
     Sold                                                       7,664,676        6,418,152              7,409,638        2,544,251
     Issued in Reinvestment of Distributions                    1,791,268          809,700                845,987          369,652
     Redeemed                                                  (8,660,662)      (6,122,487)            (7,056,431)      (2,752,247)
                                                            -------------    -------------          -------------    -------------
     Net Increase in Shares of the Fund                           795,282        1,105,365              1,199,194          161,656
                                                            =============    =============          =============    =============

                                                                      Strong Equity                       Strong Large Cap
                                                                      Income Fund                           Growth Fund
                                                            ---------------------------------      ---------------------------------
                                                              Year Ended        Year Ended          Year Ended         Year Ended
                                                            Oct. 31, 2000      Oct. 31, 1999       Oct. 31, 2000      Oct. 31, 1999
                                                            -------------      -------------       -------------      --------------
                                                                                                      (Note 1)
Capital Share Transactions of Each of
     the Funds Were as Follows:
     Proceeds from Shares Sold                              $ 132,840,832    $  63,876,400          $ 450,266,883    $ 221,427,152
     Proceeds from Reinvestment of Distributions                4,518,629          612,284            231,474,320       10,867,367
     Payment for Shares Redeemed                              (78,123,781)     (85,977,241)          (268,136,508)    (209,164,690)
                                                            -------------    -------------          -------------    -------------
     Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                          $  59,235,680    ($ 21,488,557)         $ 413,604,695    $  23,129,829
                                                            =============    =============          =============    =============
Transactions in Shares of Each of
     the Funds Were as Follows:
     Sold                                                       6,321,399        3,277,364              9,358,245        5,972,687
     Issued in Reinvestment of Distributions                      211,230           31,435              4,975,791          314,085
     Redeemed                                                  (3,696,014)      (4,402,854)            (5,619,663)      (5,746,448)
                                                            -------------    -------------          -------------    -------------
     Net Increase (Decrease) in Shares of the Fund              2,836,615       (1,094,055)             8,714,373          540,324
                                                            =============    =============          =============    =============

--------------------------------------------------------------------------------
October 31, 2000



                                                Strong Limited Resources Fund
                                                ------------------------------
                                                  Year Ended      Year Ended
                                                 Oct. 31, 2000   Oct. 31, 1999
                                                --------------   -------------


Capital Share Transactions of Each of
     the Funds Were as Follows:
     Proceeds from Shares Sold                    $ 16,282,419    $  6,190,816
     Proceeds from Reinvestment of Distributions            --           6,489
     Payment for Shares Redeemed                   (12,460,615)     (5,618,899)
                                                  ------------    ------------
     Net Increase in Net Assets from
        Capital Share Transactions                $  3,821,804    $    578,406
                                                  ============    ============
Transactions in Shares of Each of
     the Funds Were as Follows:
     Sold                                            1,536,155         754,705
     Issued in Reinvestment of Distributions                --             854
     Redeemed                                       (1,211,570)       (681,931)
                                                  ------------    ------------
     Net Increase in Shares of the Fund                324,585          73,628
                                                  ============    ============


                                                                   Strong Blue Chip
                                                                       100 Fund
                                                         ---------------------------------------
                                                             Year Ended           Year Ended
                                                           Oct. 31, 2000         Oct. 31, 1999
                                                         ------------------  -------------------

Capital Share Transactions of Each Class of
        Shares of the Funds Were as Follows:
INVESTOR CLASS
     Proceeds from Shares Sold                             $ 304,612,699         $ 506,739,748
     Proceeds from Reinvestment of Distributions                      --                 5,530
     Payment for Shares Redeemed                            (244,264,592)         (180,013,627)
                                                           -------------         -------------
     Net Increase in Net Assets from Capital
        Share Transactions                                    60,348,107           326,731,651

ADVISOR CLASS
     Proceeds from Shares Sold                                    55,136                    --
     Proceeds from Reinvestment of Distributions                      --                    --
     Payment for Shares Redeemed                                 (20,424)                   --
                                                           -------------         -------------
     Net Increase in Net Assets from Capital
        Share Transactions                                        34,712                    --
                                                           -------------         -------------
Net Increase in Net Assets from
     Capital Share Transactions                            $  60,382,819         $ 326,731,651
                                                           =============         =============
Transactions in Shares of Each Class of
     the Funds Were as Follows:

INVESTOR CLASS
     Sold                                                     14,020,913            30,780,023
     Issued in Reinvestment of Distributions                          --                   352
     Redeemed                                                (11,448,281)          (10,779,715)
                                                           -------------         -------------
     Net Increase in Shares                                    2,572,632            20,000,660

ADVISOR CLASS
     Sold                                                          2,474                    --
     Issued in Reinvestment of Distributions                          --                    --
     Redeemed                                                       (892)                   --
                                                           -------------         -------------
     Net Increase in Shares                                        1,582                    --
                                                           -------------         -------------
Net Increase in Shares of the Fund                             2,574,214            20,000,660
                                                           =============         =============

                                                                            Strong Growth and
                                                                               Income Fund
                                                            -----------------------------------------
                                                                   Year Ended          Year Ended
                                                                 Oct. 31, 2000        Oct. 31, 1999
                                                            -------------------   -------------------
Capital Share Transactions of Each Class of
     Shares of the Funds Were as Follows:
INVESTOR CLASS
     Proceeds from Shares Sold                                   $ 625,406,213         $ 493,658,555
     Proceeds from Reinvestment of Distributions                       830,405                57,543
     Payment for Shares Redeemed                                  (357,545,791)         (198,145,274)
                                                                 -------------          ------------
     Net Increase in Net Assets from
        Capital Share Transactions                                 268,690,827           295,570,824

INSTITUTIONAL CLASS
     Proceeds from Shares Sold                                         789,236                    --
     Proceeds from Reinvestment of Distributions                            --                    --
     Payment for Shares Redeemed                                       (16,887)                   --
                                                                 -------------          ------------
     Net Increase in Net Assets from
        Capital Share Transactions                                     772,349                    --

ADVISOR CLASS
     Proceeds from Shares Sold                                         724,154                    --
     Proceeds from Reinvestment of Distributions                            --                    --
     Payment for Shares Redeemed                                      (255,326)                   --
                                                                 -------------          ------------
     Net Increase in Net Assets from
        Capital Share Transactions                                     468,828                    --
                                                                 -------------          ------------
Net Increase in Net Assets from
     Capital Share Transactions                                  $ 269,932,004         $ 295,570,824
                                                                 =============          ============
Transactions in Shares of Each Class of the
     Funds Were as Follows:

INVESTOR CLASS
     Sold                                                           21,753,545            21,495,816
     Issued in Reinvestment of Distributions                            29,148                 2,633
     Redeemed                                                      (12,544,459)           (8,693,980)
                                                                 -------------          ------------
     Net Increase in Shares                                          9,238,234            12,804,469

INSTITUTIONAL CLASS
     Sold                                                               27,735                    --
     Issued in Reinvestment of Distributions                                --                    --
     Redeemed                                                             (561)                   --
                                                                 -------------          ------------
     Net Increase in Shares                                             27,174                    --

ADVISOR CLASS
     Sold                                                               25,230                    --
     Issued in Reinvestment of Distributions                                --                    --
     Redeemed                                                           (9,146)                   --
                                                                 -------------          ------------
     Net Increase in Shares                                             16,084                    --
                                                                 -------------          ------------
Net Increase in Shares of the Fund                                   9,281,492            12,804,469
                                                                 =============          ============

--------------------------------------------------------------------------------
October 31, 2000

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At October 31, 2000, there were no borrowings by the Funds outstanding under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended October 31, 2000 were as follows:

                                                        Purchases                               Sales
                                            --------------------------------      ----------------------------------
                                            U.S. Government                       U.S. Government
                                              and Agency          Other             and Agency            Other
                                            ---------------   --------------      ---------------     --------------
     Strong American Utilities Fund            $         --   $  255,520,977       $           --     $  238,591,130
     Strong Balanced Fund                       251,374,266      325,778,410          217,468,133        316,647,244
     Strong Equity Income Fund                           --      149,836,786                   --         99,929,830
     Strong Large Cap Growth Fund                        --    7,488,135,611                   --      7,474,175,503
     Strong Limited Resources Fund                       --        7,429,781                   --          3,773,569
     Strong Blue Chip 100 Fund                           --      461,621,273                   --        398,068,423
     Strong Growth and Income Fund                       --    1,608,090,128                   --      1,344,014,689

7.   Income Tax Information

     At October 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                              Federal Tax      Unrealized        Unrealized         Net         Net Capital
                                                 Cost         Appreciation      Depreciation    Appreciation   Loss Carryovers
                                            ---------------  ---------------   -------------   -------------   ---------------
     Strong American Utilities Fund         $   207,226,066  $    55,177,730   $   3,153,322   $  52,024,408     $        --
     Strong Balanced Fund                       319,251,247       85,023,764      15,587,289      69,436,475              --
     Strong Equity Income Fund                  173,602,594       76,174,689       3,185,830      72,988,859              --
     Strong Large Cap Growth Fund             1,428,865,184      421,427,390      11,279,974     410,147,416              --
     Strong Limited Resources Fund                9,446,263        2,353,983         625,272       1,728,711       1,000,007
     Strong Blue Chip 100 Fund                  507,985,591      144,945,157      27,837,072     117,108,085              --
     Strong Growth and Income Fund              925,185,777      334,625,224      11,760,434     322,864,790              --

     During the year ended October 31, 2000, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong American Utilities Fund $23,199,456, Strong Balanced Fund $10,681,378, Strong Equity Income Fund $4,181,533, Strong Large Cap Growth Fund $141,934,340, Strong Limited Resources Fund $0, Strong Blue Chip 100 Fund $0, and Strong Growth and Income Fund $865,283.

     Strong Blue Chip 100 Fund and Strong Limited Resources Fund utilized $2,312,330 and $110,225, respectively, of their capital loss carryovers during the year ended October 31, 2000.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2000 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong American Utilities Fund 100%, Strong Balanced Fund 21.6%, Strong Equity Income Fund 100%, Strong Large Cap Growth Fund 0%, Strong Limited Resources Fund 0%, Strong Blue Chip 100 Fund 0%, and Strong Growth and Income Fund 0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                     --------------------------------------------------
                                                                     Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2000      1999      1998       1997      1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 17.18   $ 16.31    $  13.97  $  12.64  $  11.73
Income From Investment Operations:
   Net Investment Income                                                0.37      0.37        0.35      0.40      0.40
   Net Realized and Unrealized Gains on Investments                     1.88      1.52        3.12      1.98      0.90
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     2.25      1.89        3.47      2.38      1.30
Less Distributions:
   From Net Investment Income                                          (0.36)    (0.41)      (0.37)    (0.38)    (0.39)
   From Net Realized Gains                                             (1.76)    (0.61)      (0.76)    (0.67)       --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 (2.12)    (1.02)      (1.13)    (1.05)    (0.39)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $ 17.31   $ 17.18    $  16.31  $  13.97  $  12.64
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                        +15.4%    +11.8%      +25.7%    +19.7%    +11.2%
   Net Assets, End of Period (In Millions)                           $   260   $   245    $    214  $    135  $    122
   Ratio of Expenses to Average Net Assets Without Fees Paid
   Indirectly by Advisor                                                 1.0%      1.0%        1.0%      1.1%      1.2%
   Ratio of Expenses to Average Net Assets                               1.0%      1.0%        1.0%      1.1%      1.2%
   Ratio of Net Investment Income to Average Net Assets                  2.3%      2.2%        2.4%      3.0%      3.2%
   Portfolio Turnover Rate                                             106.8%     74.9%       69.0%     61.9%     84.0%

STRONG BALANCED FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                     --------------------------------------------------
                                                                     Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2000      1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $  24.92  $  21.14   $  21.44  $  20.12  $  20.31
Income From Investment Operations:
   Net Investment Income                                                 0.82      0.71       0.55      0.67      0.78
   Net Realized and Unrealized Gains on Investments                      0.61      3.75       1.75      2.96      1.05
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      1.43      4.46       2.30      3.63      1.83
Less Distributions:
   From Net Investment Income                                           (0.83)    (0.68)     (0.54)    (0.67)    (0.84)
   In Excess of Net Investment Income                                      --        --         --     (0.10)       --
   From Net Realized Gains                                              (0.75)       --      (2.04)    (1.54)    (1.18)
   In Excess of Realized Gains                                             --        --      (0.02)       --        --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (1.58)    (0.68)     (2.60)    (2.31)    (2.02)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  24.77  $  24.92  $   21.14  $  21.44  $  20.12
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                          +5.7%    +21.3%     +11.8%    +19.3%     +9.5%
   Net Assets, End of Period (In Millions)                           $    372  $    344  $     288  $    277  $    263
   Ratio of Expenses to Average Net Assets without Fees
   Paid Indirectly by Advisor                                             1.1%      1.1%       1.0%      1.1%      1.1%
   Ratio of Expenses to Average Net Assets                                1.1%      1.1%       1.0%      1.1%      1.1%
   Ratio of Net Investment Income to Average Net Assets                   3.2%      3.0%       2.5%      3.2%      3.9%
   Portfolio Turnover Rate                                              150.9%     64.7%     185.9%    276.5%    446.7%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                      Year Ended
                                                        ----------------------------------------------------------------------------
                                                          Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                2000            1999           1998            1997        1996/(b)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 20.58        $ 17.20         $ 15.84       $ 12.03        $ 10.00
Income From Investment Operations:
     Net Investment Income                                    0.05           0.06            0.11          0.13           0.12
     Net Realized and Unrealized Gains on Investments         1.53           3.39            2.05          3.81           2.02
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                         1.58           3.45            2.16          3.94           2.14
Less Distributions:
     From Net Investment Income                              (0.05)         (0.07)          (0.11)        (0.13)         (0.11)
     From Net Realized Gains                                 (0.48)            --           (0.64)           --             --
     In Excess of Realized Gains                                --             --           (0.05)           --             --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                     (0.53)         (0.07)          (0.80)        (0.13)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $ 21.63        $ 20.58         $ 17.20       $ 15.84        $ 12.03
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                             +7.7%         +20.1%          +14.2%        +32.9%         +21.5%
     Net Assets, End of Period (In Millions)               $   252        $   182         $   171       $   134        $    29
     Ratio of Expenses to Average Net Assets                   1.0%           1.1%            1.1%          1.1%           1.3%*
     Ratio of Net Investment Income to Average Net Assets      0.3%           0.3%            0.7%          0.9%           1.6%*
     Portfolio Turnover Rate                                  46.5%          32.3%           83.2%        152.6%         158.3%

STRONG LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                        ----------------------------------------------------------------------------
                                                           Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 41.52          $ 29.10        $ 32.66         $ 31.36         $ 28.02

Income From Investment Operations:
        Net Investment Income (Loss)                         (0.16)           (0.03)          0.13            0.19            0.24
        Net Realized and Unrealized Gains on Investments     12.01            12.84           3.44            6.21            4.65
------------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                     11.85            12.81           3.57            6.40            4.89
Less Distributions:
        From Net Investment Income                              --               --          (0.14)          (0.19)          (0.24)
        In Excess of Net Investment Income                      --            (0.01)            --           (0.17)          (0.06)
        From Net Realized Gains                              (7.88)           (0.38)         (6.89)          (4.74)          (1.25)
        In Excess of Realized Gains                             --               --          (0.10)             --              --
------------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                  (7.88)           (0.39)         (7.13)          (5.10)          (1.55)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $ 45.49          $ 41.52        $ 29.10         $ 32.66         $ 31.36
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
        Total Return                                         +28.1%           +44.3%         +13.6%          +23.4%          +18.0%
        Net Assets, End of Period (In Millions)            $ 1,769          $ 1,253        $   863         $   832         $   760
        Ratio of Expenses to Average Net Assets without
        Fees Paid Indirectly by Advisor                        1.0%             1.0%           1.0%            1.1%            1.1%
        Ratio of Expenses to Average Net Assets                1.0%             1.0%           1.0%            1.1%            1.1%
        Ratio of Net Investment Income (Loss)
        to Average Net Assets                                 (0.4%)           (0.1%)          0.4%            0.6%            0.8%
        Portfolio Turnover Rate                              455.0%           402.3%         267.8%          404.6%          502.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from December 31, 1995 (inception) to October 31, 1996.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG LIMITED RESOURCES FUND
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                     ----------------------------------------------------------
                                                                            Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                   2000        1999          1998        1997/(b)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $ 8.62       $ 7.79       $ 9.51        $10.00
Income From Investment Operations:
   Net Investment Loss                                                        (0.02)       (0.02)       (0.04)           --
   Net Realized and Unrealized Gains (Losses) on Investments                   2.38         0.86        (1.68)        (0.49)
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            2.36         0.84        (1.72)        (0.49)
Less Distributions:
   From Net Investment Income                                                    --           --        (0.00)/(c)/      --
   In Excess of Net Investment Income                                            --        (0.01)          --            --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --        (0.01)       (0.00)/(c)/      --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $10.98       $ 8.62       $ 7.79        $ 9.51
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                               +27.4%       +10.8%       -18.0%         -4.9%
   Net Assets, End of Period (In Millions)                                   $   11       $    6       $    5        $    5
   Ratio of Expenses to Average Net Assets without Waivers and Absorptions      1.9%         2.0%         2.0%          2.0%*
   Ratio of Expenses to Average Net Assets                                      1.8%         2.0%         2.0%          2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.3%)       (0.3%)       (0.4%)         0.0%/(c)/*
   Portfolio Turnover Rate                                                     51.4%        55.4%        61.2%          1.2%

STRONG BLUE CHIP 100 FUND - INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                     ----------------------------------------------------------
                                                                            Oct. 31,     Oct. 31,     Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                   2000        1999          1998        1997/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $  18.10     $  13.24      $ 10.39      $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                               (0.09)       (0.04)        0.10          0.01
   Net Realized and Unrealized Gains on Investments                            2.98         4.90         2.86          0.38
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                            2.89         4.86         2.96          0.39
Less Distributions:
   From Net Investment Income                                                    --        (0.00)/(c)/  (0.11)           --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                           --        (0.00)/(c)/  (0.11)           --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $  20.99     $  18.10      $ 13.24      $  10.39
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                               +16.0%       +36.7%       +28.6%         +3.9%
   Net Assets, End of Period (In Millions)                                 $    616     $    485      $    90      $      5
   Ratio of Expenses to Average Net Assets without Waivers and Absorptions      1.1%         1.2%         1.3%          2.0%*
   Ratio of Expenses to Average Net Assets                                      1.1%         1.2%         0.6%          1.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.5%)       (0.3%)        0.7%          0.6%*
   Portfolio Turnover Rate/(e)/                                                67.9%        75.4%        46.5%         21.5%

   *    Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b)   For the period from September 30, 1997 (inception) to October 31, 1997.
  (c)   Amount calculated is less than $0.01 or 0.1%.
  (d)   For the period from June 30, 1997 (inception) to October 31, 1997.
  (e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG BLUE CHIP 100 FUND - ADVISOR CLASS
------------------------------------------------------------------------

                                                         Year Ended
                                                         -----------
                                                          Oct. 31,
Selected Per-Share Data/(a)/                              2000/(b)/
--------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 21.99
Income From Investment Operations:
     Net Investment Loss                                    (0.09)
     Net Realized and Unrealized Losses on Investments      (0.96)
--------------------------------------------------------------------
     Total from Investment Operations                       (1.05)
Less Distributions:
     From Net Investment Income                                --
--------------------------------------------------------------------
     Total Distributions                                       --
--------------------------------------------------------------------
Net Asset Value, End of Period                            $ 20.94
====================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------
     Total Return                                            -4.8%
     Net Assets, End of Period (In Millions)              $     0(c)
     Ratio of Expenses to Average Net Assets                  1.3%*
     Ratio of Net Investment Loss to Average Net Assets      (0.7%)*
     Portfolio Turnover Rate/(d)/                            67.9%

STRONG GROWTH AND INCOME FUND - INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                     -------------------------------------------------------------
                                                                      Oct. 31,     Oct. 31,       Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                            2000         1999           1998        1997      1996/(f)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $    25.26    $   18.73     $   16.35   $   12.38   $   10.00
Income From Investment Operations:
     Net Investment Income (Loss)                                         (0.09)       (0.03)         0.03        0.07        0.04
     Net Realized and Unrealized Gains on Investments                      3.19         6.56          3.07        3.99        2.38
----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                      3.10         6.53          3.10        4.06        2.42
Less Distributions:
     From Net Investment Income                                              --        (0.00)/(e)/   (0.03)      (0.07)      (0.04)
     From Net Realized Gains                                              (0.02)          --         (0.62)      (0.02)         --
     In Excess of Realized Gains                                             --           --         (0.07)         --          --
----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                  (0.02)       (0.00)/(e)/   (0.72)      (0.09)      (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $    28.34    $   25.26     $   18.73   $   16.35   $   12.38
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                         +12.3%       +34.9%        +19.7%      +32.9%      +24.2%
     Net Assets, End of Period (In Millions)                         $    1,228    $     861     $     399   $     227   $      18
     Ratio of Expenses to Average Net Assets                                1.1%         1.1%          1.1%        1.2%        1.9%*
     Ratio of Net Investment Income (Loss) to Average Net Assets           (0.4%)       (0.1%)         0.1%        0.5%        0.6%*
     Portfolio Turnover Rate/(d)/                                         122.0%        52.3%        107.5%      237.8%      174.1%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
 (c) Amount is less than $500,000.
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (e) Amount calculated is less than $0.01.
 (f) For the period from December 31, 1995 (inception) to October 31, 1996.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND - INSTITUTIONAL CLASS
----------------------------------------------------------------------------

                                                                  Year Ended
                                                                  ----------
                                                                   Oct. 31,
Selected Per-Share Data/a/                                         2000/b/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $29.15
Income From Investment Operations:
   Net Investment Income                                              0.01
   Net Realized and Unrealized Losses on Investments                 (0.75)
----------------------------------------------------------------------------
   Total from Investment Operations                                  (0.74)
Less Distributions:
   From Net Investment Income                                           --
----------------------------------------------------------------------------
   Total Distributions                                                  --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                      $28.41
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Ratios and Supplemental Data
----------------------------------------------------------------------------
   Total Return                                                       -2.5%
   Net Assets, End of Period (In Millions)                          $    1
   Ratio of Expenses to Average Net Assets                             0.6%*
   Ratio of Net Investment Income to Average Net Assets                0.1%*
   Portfolio Turnover Rate/c/                                        122.0%

STRONG GROWTH AND INCOME FUND - ADVISOR CLASS
----------------------------------------------------------------------------

                                                                  Year Ended
                                                                  ----------
                                                                   Oct. 31,
Selected Per-Share Data/a/                                         2000/b/
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $29.15
Income From Investment Operations:
   Net Investment Loss                                               (0.05)
   Net Realized and Unrealized Losses on Investments                 (0.81)
----------------------------------------------------------------------------
   Total from Investment Operations                                  (0.86)
Less Distributions:
   From Net Investment Income                                           --
----------------------------------------------------------------------------
   Total Distributions                                                  --
----------------------------------------------------------------------------
Net Asset Value, End of Period                                      $28.29
============================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------
   Total Return                                                       -3.0%
   Net Assets, End of Period (In Millions)                          $    0/d/
   Ratio of Expenses to Average Net Assets                             1.3%*
   Ratio of Net Investment Loss to Average Net Assets                 (0.7%)*
   Portfolio Turnover Rate/c/                                        122.0%

  *      Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d)    Amount is less than $500,000.


                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Conservative Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong American Utilities Fund, Strong Blue Chip 100 Fund, Strong Equity Income Fund, Strong Growth and Income Fund, Strong Limited Resources Fund (five of the portfolios constituting the Strong Conservative Equity Funds, Inc.), Strong Balanced Fund, Inc. (formerly Strong Asset Allocation Fund, Inc.) and Strong Large Cap Growth Fund, Inc. (formerly Strong Total Return Fund, Inc.) (all seven collectively referred to herein as the "Strong Conservative Equity Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Conservative Equity Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2000

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt

                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8898-1200



     Strong Investments
     P.O. Box 2936   |   Milwaukee, WI 53201
     www.eStrong.com

--------------------------------------------------------------------------------

     To order a free prospectus kit, call
     1-800-368-1030

     To learn more about our funds, discuss an existing account, or conduct a transaction, call
     1-800-368-3863

     If you are a Financial Professional, call
     1-800-368-1683

     Visit our web site at
     www.eStrong.com



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